UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345 )

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—July 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam AMT-Free Insured Municipal Fund

7|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam AMT-Free Insured Municipal Fund

7| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	54
About the Trustees	55
Officers	61

Cover photograph: © Richard H. Johnson

Message from the Trustees Dear Fellow Shareholder

Over the last three months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. Beginning in May, a more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the previous three months of the period.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Economic growth may, indeed, be slowing somewhat as a result of the higher rates, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment. The recent correction brought valuations back to what we believe are attractive levels, creating opportunities in a wide array of markets and sectors. Furthermore, since the Fed paused in its tightening cycle shortly after the close of the reporting period, the market atmosphere has gradually become more optimistic. Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

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We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended July 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam AMT-Free Insured Municipal Fund: seeking high current income free from federal taxes

IRS Form 6251 for the AMT may become as familiar as Form 1040.

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Insured Municipal Fund seeks income exempt from traditional income tax as well as from the alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000.

It is estimated that by 2010, nearly every household with an income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects such as housing and resource recovery projects.

Putnam AMT-Free Insured Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio team of four professionals, with a combined 55 years of experience, researches the municipal market to avoid buying bonds subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds,

From “class tax” to “mass tax”: By 2010, nearly one-third of all taxpayers may be subject to the AMT.

favoring bonds that are insured or carry AAA ratings, or whose payments are backed by U.S. Treasuries. The team’s goal is to provide an attractive level of income exempt from all federal taxes.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It’s important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

Putnam AMT-Free Insured Municipal Fund invests mainly in bonds that are insured as to payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or rated AAA (or the equivalent), which is the highest credit rating available. The fund is intended — and may be appropriate — for investors seeking high current income free from federal income tax.

Highlights

* For the year ended July 31, 2006, Putnam AMT-Free Insured Municipal Fund’s class A shares returned 1.85% without sales charges.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 2.54% ..

* The average return for the fund’s Lipper category, Insured Municipal Debt Funds, was 1.66% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance Total return for class A shares for periods ended 7/31/06 Since the fund's inception, average annual return is 6.65% at NAV and 6.46% at POP.*

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.03%	4.63%	63.33%	57.20%

5 years	4.29	3.50	23.37	18.77

3 years	4.13	2.82	12.92	8.70

1 year	1.85	-1.95	1.85	-1.95

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

* Derived from the historical performance of B shares (inception 9/9/85), adjusted for the applicable sales charge and lower operating expenses.

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Report from the fund managers The year in review

Over the past year, signs of continued economic growth fueled rising interest rates, which generally resulted in falling bond prices. In this environment, your fund’s results at net asset value (NAV, or without sales charges) lagged those of its benchmark but slightly exceeded the average return for its Lipper peer group. The underperformance relative to the benchmark reflects the portfolio’s higher overall credit quality in an environment in which lower-rated issues outperformed. The fund’s performance relative to its peers benefited from a defensive duration strategy, intended to protect the value of the portfolio in the face of rising interest rates, and from the pre-refunding of several holdings during the period.

Market overview

Amid continuing signs of solid economic growth, and the potential for inflation that often accompanies such growth, the Fed increased the federal funds rate eight times during the fund’s fiscal year, lifting this benchmark for overnight loans between banks from 3.25% to 5.25% . Bond yields rose across the maturity spectrum, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

During the period, tax-exempt bonds generally outperformed comparable Treasury bonds, since prices of tax-exempt bonds declined less than Treasury prices across all maturities. Municipal bonds typically perform better than Treasuries when interest rates are rising. However, the degree to which they outperformed Treasuries was greater than we expected.

A robust economy and rising corporate earnings contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. The superior performance of lower-rated bonds was

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primarily the result of strong demand by buyers searching for higher yields. Non-rated bonds also rallied. In addition, as a result of favorable legal rulings, tobacco settlement bonds generally outperformed the broader market. Also, airline-related industrial development bonds (IDBs) performed exceptionally well over the period.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s benchmark and Lipper peer group, a strategy that contributed positively to results for the period as rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates.

Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce a portfolio’s appreciation potential when rates fall.

The fund’s yield curve positioning, or the maturity profile of its holdings, detracted from performance during the period. To some extent, this offset the positive contribution provided by our duration strategy. It occurred because in order to keep the fund’s duration short, we limited exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. However, as the yield curve flattened and shorter- and longer-term yields converged, bonds with longer maturities performed better than their intermediate-maturity counterparts.

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	2.54%

Lehman Aggregate Bond Index (broad bond market)	1.46%

Lehman GNMA Index (Government National Mortgage Association bonds)	2.35%

Lehman Global Aggregate Bond Index (international bonds)	2.07%

Equities

S&P 500 Index (broad stock market)	5.38%

Russell 2000 Index (small-company stocks)	4.24%

MSCI EAFE Index (international stocks)	24.01%

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During the period, we increased the fund’s holdings in the single-family housing sector, a strategy that proved helpful to results; rising interest rates and declining mortgage prepayments helped this sector perform well.

Your fund’s holdings

The team’s sector weightings and security selection contributed to relative results during the fiscal year. The fund benefited from our preference for bonds issued to fund new projects over bonds issued to refinance existing projects. Furthermore, several of the new-project bonds held in the portfolio were pre-refunded during the period.

Pre-refunding occurs when an issuer raises money to refinance an older,

higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond’s first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds.

During this past fiscal year, most of the top contributors to performance on an issue-specific basis were bonds that appreciated in value as a result of pre-refundings. These pre-refundings were also discussed in your semiannual report, as they occurred in the first half of the fund’s fiscal year. It is important to note that when Aaa-rated insured

Comparison of the fund's maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

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issues, the mainstay of your fund’s portfolio, are pre-refunded, the perceived credit upgrade typically does not drive price appreciation to the same extent as it would in a lower-rated bond. Instead, the primary driver behind the rise in price in the following examples was the shortening of each bond’s time to maturity. Following the pre-refundings, these bonds were priced to a shorter point on the yield curve, resulting in a lower yield and a higher bond price. In August 2005, AMBAC-insured, California-issued Golden State Tobacco settlement bonds were pre-refunded. These bonds, which had an original maturity date of 2038, were pre-refunded to 2013. Similarly, in September 2005, FGIC-insured revenue bonds issued by Clark County, Nevada were prerefunded to 2011. This issue had an original maturity date of 2020. Finally, in October 2005, FSA-insured revenue bonds issued by the Browns-burg Independent 1999 School Building Corp. in Indiana were pre-refunded to 2013. These bonds, which had original maturity dates of 2018 and 2019, were sold during the year.

The fund’s holdings in the single-family housing sector performed well, as rising interest rates resulted in falling mortgage prepayment rates. Early in the period, we initiated positions in single-family mortgage revenue bonds issued by Alabama Housing Finance Authority and by South Dakota Housing Development Authority.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 7/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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As with any mortgage-backed security, these purchases involved extensive analysis of the cash flows of the underlying mortgages in an effort to assess and manage prepayment risk.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed’s tightening cycle is nearing an end and that domestic growth is likely to slow into 2007. Therefore, we are beginning the fund’s 2007 fiscal year with a neutral duration strategy. In our view, the extended rally among lower-rated, higher-yielding bonds may also be in its final stages. We base this view, in part, on the fact that the difference in yields between Aaa-rated bonds and Baa-rated bonds — the lowest investment-grade rating — is at its narrowest point since late 1999. In other words, the reward in terms of higher yields for assuming additional credit risk has diminished substantially. This shift in quality bias may benefit your fund, which emphasizes the highest-quality bonds. Among sectors, we are maintaining the fund’s exposure to the housing sector, but are looking to trim the weighting as opportunities arise.

We will continue to search for the most attractive opportunities among tax-exempt securities that are also exempt from the alternative minimum tax, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

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Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.65%	6.46%	6.36%	6.36%	6.07%	6.07%	6.43%	6.27%

10 years	63.33	57.20	56.95	56.95	50.70	50.70	58.91	53.71
Annual average	5.03	4.63	4.61	4.61	4.19	4.19	4.74	4.39

5 years	23.37	18.77	19.67	17.73	18.58	18.58	21.57	17.60
Annual average	4.29	3.50	3.66	3.32	3.47	3.47	3.98	3.30

3 years	12.92	8.70	10.71	7.75	10.39	10.39	11.96	8.41
Annual average	4.13	2.82	3.45	2.52	3.35	3.35	3.84	2.73

1 year	1.85	-1.95	1.26	-3.62	1.12	0.14	1.55	-1.81

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

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Change in the value of a $10,000 investment ($9,625 after sales charge) Cumulative total return from 7/31/96 to 7/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,695 and $15,070, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $15,371 at public offering price. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 7/31/06

		Lipper Insured
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.55%	6.85%

10 years	76.07	60.47
Annual average	5.82	4.83

5 years	27.55	22.14
Annual average	4.99	4.07

3 years	15.37	12.36
Annual average	4.88	3.96

1 year	2.54	1.66

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 7/31/06, there were 63, 63, 59, and 48 funds, respectively, in this Lipper category.

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Fund price and distribution information For the 12 months ended 7/31/06

Distributions	Class A		Class B	Class C	Class M

Number	12		12	12	12

Income	$0.558986		$0.465000	$0.442345	$0.516568

Capital gains[1]

Long-term	0.043800		0.043800	0.043800	0.043800

Short-term	0.038500		0.038500	0.038500	0.038500

Total	$0.641286		$0.547300	$0.524645	$0.598868

Share value:	NAV	POP	NAV	NAV	NAV	POP
7/31/05	$15.07	$15.66	$15.09	$15.09	$15.11	$15.62

7/31/06	14.70	15.27	14.72	14.73	14.74	15.24

Current yield (end of period)
Current dividend rate[2]	3.77%	3.63%	3.13%	2.98%	3.48%	3.36%

Taxable equivalent[3]	5.80	5.58	4.82	4.58	5.35	5.17

Current 30-day SEC yield[4]	3.26	3.14	2.60	2.44	2.96	2.86

Taxable equivalent[3]	5.02	4.83	4.00	3.75	4.55	4.40

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

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Fund performance for most recent calendar quarter Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.62%	6.42%	6.33%	6.33%	6.04%	6.04%	6.40%	6.23%

10 years	62.92	56.76	56.62	56.62	50.36	50.36	58.45	53.25
Annual average	5.00	4.60	4.59	4.59	4.16	4.16	4.71	4.36

5 years	23.96	19.33	20.21	18.26	19.10	19.10	22.13	18.17
Annual average	4.39	3.60	3.75	3.41	3.56	3.56	4.08	3.40

3 years	7.19	3.15	5.13	2.32	4.73	4.73	6.35	2.78
Annual average	2.34	1.04	1.68	0.77	1.55	1.55	2.07	0.92

1 year	0.16	-3.58	-0.43	-5.22	-0.64	-1.60	-0.16	-3.42

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from February 1, 2006, to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.28	$ 7.45	$ 8.20	$ 5.72

Ending value (after expenses)	$1,006.60	$1,003.70	$1,003.80	$1,005.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2006, use the calculation method below. To find the value of your investment on February 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.31	$ 7.50	$ 8.25	$ 5.76

Ending value (after expenses)	$1,020.53	$1,017.36	$1,016.61	$1,019.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M
Your fund's annualized
expense ratio*	0.86%	1.50%	1.65%	1.15%

Average annualized expense
ratio for Lipper peer group†	0.89%	1.53%	1.68%	1.18%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

17

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam AMT-Free

Insured Municipal Fund	7%	13%	27%	43%	55%

Lipper Insured Municipal Debt
Funds category average	35%	39%	45%	62%	46%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 7/31/06.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

Trustee and Putnam employee fund ownership

As of July 31, 2006, all of the Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and amounts invested through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$41,000	$ 87,000,000

Putnam employees	$14,000	$409,000,000

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Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $160,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended July 31, 2006.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							*

Chief Technology Officer	2005							*

Joshua Brooks	2006							*

Deputy Head of Investments	2005							*

William Connolly	2006							*

Head of Retail Management	N/A

Kevin Cronin	2006							*

Head of Investments	2005							*

Charles Haldeman, Jr.	2006							*

President and CEO	2005							*

Amrit Kanwal	2006						*

Chief Financial Officer	2005						*

Steven Krichmar	2006						*

Chief of Operations	2005							*

Francis McNamara, III	2006							*

General Counsel	2005							*

Richard Robie, III	2006						*

Chief Administrative Officer	2005						*

Edward Shadek	2006							*

Deputy Head of Investments	2005							*

Sandra Whiston	2006						*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 7/31/05.

22

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 46th percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

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* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

27

and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Insured Municipal Debt Funds, compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

46th	45th	43rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 49, 45, and 45 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Insured Municipal Debt Funds category for the one-, five- and ten-year periods ended June 30, 2006, were 36%, 32%, and 37%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 24 out of 66, 20 out of 62, and 19 out of 51 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

29

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam AMT-Free Insured Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Insured Municipal Fund (the “fund”) at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts September 8, 2006

32

The fund’s portfolio 7/31/06

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
CIFG CIFG Services, Inc.	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association	VRDN Variable Rate Demand Notes
Collateralized	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.6%)*

	Rating **	Principal amount	Value

Alabama (0.2%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.,
6.05s, 4/1/17	Aaa	$495,000	$509,875

Alaska (1.0%)
AK State Hsg. Fin. Corp. Rev. Bonds,
Ser. A, 4.4s, 12/1/31	Aaa	3,490,000	3,499,249

California (11.9%)
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, AMBAC, 5 1/2s, 5/1/13	Aaa	12,000,000	13,113,840
CA State Pub. Wks. Board Rev. Bonds (Dept.
Hlth. Svcs. Richmond Laboratory), Ser. B,
XLCA, 5s, 11/1/23	Aaa	2,445,000	2,538,326
Golden State Tobacco Securitization Corp.
Rev. Bonds (Tobacco Settlement), Ser. B,
AMBAC, FHLMC Coll., FNMA Coll., 5s,
6/1/38 (Prerefunded)	Aaa	2,475,000	2,639,736
Grossmont-Cuyamaca, Cmnty. College Dist.
G.O. Bonds (Election of 2002), Ser. B,
FGIC, zero %, 8/1/17	Aaa	2,100,000	1,290,240
Los Angeles, Unified School Dist. G.O.
Bonds (Election of 2004), Ser. C, FGIC,
5s, 7/1/26	Aaa	2,745,000	2,848,349
Sacramento, Muni. Util. Dist. Fin. Auth.
Rev. Bonds (Consumnes), MBIA, 5s, 7/1/18	Aaa	4,000,000	4,283,920
San Diego Cnty., Wtr. Auth. COP, FGIC,
5.681s, 4/23/08	Aaa	7,000,000	7,243,110

33

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

California continued
San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, FSA, 5 1/4s,
7/1/19 (Prerefunded)	Aaa	$2,000,000	$2,174,900
Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Hldg. Fac.), Ser. A,
MBIA, 6 1/4s, 7/1/17	Aaa	3,680,000	4,345,344
			40,477,765

Colorado (2.8%)
CO Hlth. Fac. Auth. Rev. Bonds (Cmnty.
Provider Pooled Loan Program), Ser. A,
FSA, 7 1/4s, 7/15/17	Aaa	62,000	62,184
Denver, City & Cnty. Arpt. Rev. Bonds,
MBIA, 5 1/2s, 11/15/25	Aaa	5,000,000	5,071,800
Weld Cnty. School Dist. G.O. Bonds, FSA,
5 1/2s, 12/1/19 (Prerefunded)	Aaa	4,000,000	4,326,960
			9,460,944

Connecticut (0.4%)
CT State Special Tax Oblig. VRDN (Trans.
Infrastructure), Ser. 1, FGIC, 3.67s, 9/1/20	VMIG1	1,500,000	1,500,000

Florida (8.5%)
Hernando Cnty., Rev. Bonds (Criminal
Justice Complex Fin.), FGIC, 7.65s, 7/1/16	Aaa	13,675,000	17,608,614
Orlando & Orange Cnty., Expressway Auth.
Rev. Bonds, FGIC, 8 1/4s, 7/1/14	Aaa	5,000,000	6,416,950
Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), FSA, 7.15s,
11/1/15	Aaa	3,935,000	4,870,940
			28,896,504

Georgia (1.2%)
Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus
Pkg. & Fam. Hsg. Project), MBIA, 5 1/4s,
11/1/20	Aaa	3,360,000	3,595,502
GA Muni. Elec. Pwr. Auth. Rev. Bonds,
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	415,000	460,604
			4,056,106

Hawaii (0.5%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B, 3.7s,
1/1/22	Aaa	1,800,000	1,777,230

Illinois (7.5%)
Chicago, G.O. Bonds, Ser. A, AMBAC,
5 5/8s, 1/1/39	Aaa	155,000	165,447
Chicago, Board of Ed. G.O. Bonds, Ser. A,
MBIA, 5 1/4s, 12/1/19	Aaa	1,500,000	1,585,785

34

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

Illinois continued
Chicago, Waste Wtr. Transmission VRDN,
Ser. A, MBIA, 3.67s, 1/1/39	VMIG1	$1,100,000	$1,100,000
Cicero, G.O. Bonds, Ser. A, XLCA,
5 1/4s, 1/1/21	AAA	2,250,000	2,384,775
Cook Cnty., G.O. Bonds, Ser. D, AMBAC,
5 1/4s, 11/15/21	Aaa	4,385,000	4,626,745
Du Page Cnty., Cmnty. High School Dist.
G.O. Bonds (Dist. No. 108 - Lake Park),
FSA, 5.6s, 1/1/20	Aaa	1,000,000	1,083,780
IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19	Aaa	5,000,000	5,307,200
IL State Toll Hwy. Auth. Rev. Bonds,
Ser. A-1, FSA, 5s, 1/1/22	Aaa	2,500,000	2,619,350
Regl. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 8s, 6/1/17	Aaa	5,000,000	6,541,400
			25,414,482

Indiana (3.8%)
Anderson, Indpt. School Bldg. Corp.
G.O. Bonds (First Mtg.), FSA, 5 1/2s,
1/15/28 (Prerefunded)	AAA	1,655,000	1,829,718
Center Grove, Bldg. Rev. Bonds, AMBAC,
5 1/2s, 1/15/26 (Prerefunded)	Aaa	6,605,000	7,110,283
Center Grove, Ind. Bldg. Corp. Rev. Bonds
(First Mtg.), FGIC, 5s, 7/15/25	AAA	1,345,000	1,390,851
Evansville Vanderburgh Pub. Leasing Corp.
Rev. Bonds (1st Mtge.), MBIA, 5 3/4s,
7/15/18 (Prerefunded)	Aaa	1,000,000	1,093,610
IN State Hsg. Fin. Auth. Rev. Bonds
(Single Family Mtge.), Ser. A-1, GNMA
Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	260,000	257,522
4.15s, 7/1/16	Aaa	375,000	371,681
4.1s, 7/1/15	Aaa	115,000	113,980
3.95s, 7/1/14	Aaa	355,000	351,897
3.9s, 1/1/14	Aaa	250,000	247,928
			12,767,470

Louisiana (2.7%)
Ernest N. Morial-New Orleans Exhibit Hall
Auth. Special Tax, AMBAC, 5s, 7/15/20	AAA	5,730,000	5,973,353
LA Rev. Bonds, Ser. A, AMBAC,
5 3/8s, 6/1/19	Aaa	3,000,000	3,156,600
			9,129,953

35

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

Massachusetts (4.1%)
MA State Special Oblig. Dedicated Tax Rev.
Bonds, FGIC, FHLMC Coll., FNMA Coll.
5 1/4s, 1/1/24 (Prerefunded)	Aaa	$1,000,000	$1,080,120
5 1/4s, 1/1/23 (Prerefunded)	Aaa	1,000,000	1,080,120
5 1/4s, 1/1/22 (Prerefunded)	Aaa	11,000,000	11,881,320
			14,041,560

Michigan (8.8%)
Ann Arbor, Bldg. Auth. G.O. Bonds, Ser. A,
MBIA, 5s, 3/1/19	Aaa	1,470,000	1,538,825
Detroit Wtr. Supply Syst, Rev. Bonds,
Ser. B, FGIC, 5 1/4s, 7/1/20	Aaa	720,000	766,678
Detroit, City School Dist. G.O. Bonds
(School Bldg. & Site Impt.), Ser. B,
FGIC, 5s, 5/1/25	Aaa	7,990,000	8,233,695
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.68s, 7/1/33	VMIG1	4,600,000	4,600,000
Kent, Hosp. Fin. Auth. Rev. Bonds
(Spectrum Hlth. Care), Ser. A, MBIA,
5 1/2s, 1/15/17 (Prerefunded)	AAA	500,000	541,225
MI State Hosp. Fin. Auth. Rev. Bonds
(Mercy Hlth.), Ser. X, MBIA
6s, 8/15/34 (Prerefunded)	AAA	3,350,000	3,595,086
6s, 8/15/34 (Prerefunded)	AAA	1,650,000	1,770,714
MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Co.), AMBAC
7s, 5/1/21	Aaa	4,000,000	5,088,840
4.85s, 9/1/30	Aaa	3,500,000	3,617,495
			29,752,558

Mississippi (1.1%)
MS Dev. Bk. Special Obligation Rev. Bonds
(Waste Wtr. & Solid Waste Mgt.), Ser. A,
FSA
5 3/8s, 2/1/19	Aaa	1,855,000	1,976,688
5 3/8s, 2/1/18	Aaa	1,755,000	1,874,235
			3,850,923

Missouri (0.9%)
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox
Hlth. Syst.), AMBAC, 3.70s, 6/1/22	VMIG1	3,115,000	3,115,000

Montana (0.5%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	1,725,000	1,760,190

Nevada (1.1%)
Clark Cnty., Rev. Bonds, Ser. B, FGIC,
5 1/4s, 7/1/20 (Prerefunded)	Aaa	3,500,000	3,722,075

36

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New Hampshire (1.9%)
NH Muni. Bond Bank Rev. Bonds, Ser. C,
MBIA, 5s, 3/15/25	Aaa	$1,195,000	$1,245,907
NH State Tpk. Syst. Rev. Bonds, FGIC,
6.806s, 11/1/17	Aaa	5,000,000	5,136,700
			6,382,607

New Jersey (5.3%)
NJ Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction), Ser. F, FGIC,
5 1/4s, 6/15/21 (Prerefunded)	Aaa	10,000,000	10,818,400
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,184,900
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,019,408
			18,022,708

New York (7.5%)
Nassau Cnty., Hlth. Care Syst. Rev. Bonds
(Nassau Hlth. Care Corp.), FSA
6s, 8/1/13 (Prerefunded)	Aaa	4,610,000	4,985,070
6s, 8/1/12 (Prerefunded)	Aaa	2,285,000	2,470,908
Nassau Cnty., Interim Fin. Auth. Rev.
Bonds, Ser. A, MBIA, 5s, 11/15/15	Aaa	1,500,000	1,614,075
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	1,000,000	1,041,550
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds, Ser. B, AMBAC, 5s, 6/15/28	Aaa	3,000,000	3,114,060
NY State Dorm. Auth. Rev. Bonds (Brooklyn
Law School), Ser. B, XLCA
5 3/8s, 7/1/22	Aaa	2,270,000	2,443,973
5 3/8s, 7/1/20	Aaa	2,215,000	2,387,526
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s,
4/1/17	AAA	1,500,000	1,599,795
NY State Pwr. Auth. Rev. Bonds, Ser. A,
FGIC, 5s, 11/15/17	Aaa	2,500,000	2,668,150
Sales Tax Asset Receivable Corp. Rev.
Bonds, Ser. A, AMBAC, 5s, 10/15/29	Aaa	3,000,000	3,118,410
			25,443,517

North Carolina (2.3%)
NC State Muni. Pwr. Agcy. Rev. Bonds (No.
1, Catawba Elec.), Ser. A, MBIA, 5 1/4s,
1/1/19	Aaa	7,500,000	7,951,275

Ohio (1.6%)
Cleveland, G.O. Bonds, Ser. A, AMBAC, 5s,
10/1/21	Aaa	2,920,000	3,066,496
Cleveland-Cuyahoga Cnty., Port. Auth. Rev.
Bonds (Rock & Roll Hall of Fame), FSA,
3.6s, 12/1/14	Aaa	550,000	539,875

37

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

Ohio continued
Morley Library Dist. G.O. Bonds
(Lake Cnty. Dist. Library), AMBAC,
5 1/4s, 12/1/19	Aaa	$1,535,000	$1,636,832
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
Bonds, Ser. 85-A, FGIC, FHA Insd.,
zero %, 1/15/15	Aaa	45,000	19,729
			5,262,932

Oklahoma (1.3%)
Grand River Dam Auth. Rev. Bonds, Ser. A,
FSA, 5s, 6/1/12	Aaa	1,250,000	1,324,338
OK City Arpt. Trust Rev. Bonds, Ser. A,
FSA, 5 1/4s, 7/1/21	Aaa	3,000,000	3,118,980
			4,443,318

Pennsylvania (2.4%)
Erie Cnty., Convention Ctr. Auth. Rev.
Bonds (Convention Ctr. Hotel), FGIC
5s, 1/15/22	Aaa	1,415,000	1,476,369
5s, 1/15/21	Aaa	1,305,000	1,366,296
PA State Pub. School Bldg. Auth. Rev.
Bonds (Philadelphia School Dist.), FSA,
5 1/4s, 6/1/25	Aaa	3,000,000	3,159,630
Philadelphia, G.O. Bonds, CIFG, 5s, 8/1/23	Aaa	2,000,000	2,089,600
			8,091,895

South Carolina (1.3%)
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, MBIA, 5s, 1/1/19	Aaa	4,000,000	4,230,560

South Dakota (0.4%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4.6s, 5/1/19	AAA	1,250,000	1,269,688

Texas (8.5%)
Dallas, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/4s, 2/15/19	Aaa	2,500,000	2,637,200
Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24	Aaa	1,190,000	1,229,722
Houston, Arpt. Syst. Rev. Bonds, FSA,
5s, 7/1/21	Aaa	5,280,000	5,445,895
Laredo, I S D Pub. Fac. Corp. Rev. Bonds,
Ser. C, AMBAC, 5s, 8/1/29	AAA	1,000,000	1,019,900
Midlothian, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5s, 2/15/26	Aaa	3,935,000	4,047,777
Nacogdoches, Indpt. School Dist. G.O.
Bonds, PSFG, 5 1/2s, 2/15/15	Aaa	1,320,000	1,406,394
San Antonio Wtr. Rev. Bonds, FSA,
5 1/2s, 5/15/20	Aaa	4,000,000	4,294,000

38

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

Texas continued
Tarrant Cnty., Hlth. Fac. Dev. Rev. Bonds
(TX Hlth. Res. Sys.), Ser. A, MBIA,
5 3/4s, 2/15/15	Aaa	$5,000,000	$5,528,250
Victoria G.O. Bonds, FGIC, U.S. Govt.
Coll., 5 1/2s, 8/15/20 (Prerefunded)	Aaa	3,150,000	3,352,104
			28,961,242

Utah (2.4%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A, MBIA,
6.15s, 7/1/14	Aaa	60,000	61,309
U.S. Govt. Coll., 6.15s, 7/1/14
(Prerefunded)	Aaa	7,900,000	8,137,079
			8,198,388

Washington (5.2%)
Port of Seattle Rev. Bonds, Ser. A, FGIC,
5 1/2s, 10/1/22 (Prerefunded)	Aaa	10,000,000	10,303,800
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA, 7 1/8s,
7/1/16	Aaa	6,000,000	7,355,820
			17,659,620

West Virginia (1.5%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A,
MBIA, 5s, 6/1/29	Aaa	5,000,000	5,166,450

TOTAL INVESTMENTS
Total investments (cost $321,333,390)			$334,816,084

* Percentages indicated are based on net assets of $339,704,909.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at July 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2006. Securities rated by Putnam are indicated by “/P”. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at July 31, 2006. The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following industry group concentrations greater than 10% at July 31, 2006 (as a percentage of net assets):

Utilities	25.0%
Transportation	12.8

The fund had the following insurance group concentrations greater than 10% at July 31, 2006 (as a percentage of net assets):

FGIC	30.3%
MBIA	23.6
AMBAC	21.0
FSA	15.3

39

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
$8,600,000(E)	11/22/16	4.1735%	3 month U.S. Bond Market
			Association Municipal
			Swap Index	$(83,350)

6,000,000(E)	11/22/16	3 month USD-LIBOR-BBA	5.711%	74,160

Total				$ (9,190)

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

40

Statement of assets and liabilities 7/31/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $321,333,390)	$334,816,084

Cash	2,978,039

Interest and other receivables	3,140,479

Receivable for shares of the fund sold	127,182

Unrealized appreciation on swap contracts (Note 1)	74,160

Total assets	341,135,944

LIABILITIES

Distributions payable to shareholders	368,329

Payable for shares of the fund repurchased	383,554

Payable for compensation of Manager (Note 2)	285,634

Payable for investor servicing and custodian fees (Note 2)	19,872

Payable for Trustee compensation and expenses (Note 2)	80,302

Payable for administrative services (Note 2)	1,476

Payable for distribution fees (Note 2)	98,297

Unrealized depreciation on swap contracts (Note 1)	83,350

Other accrued expenses	110,221

Total liabilities	1,431,035

Net assets	$339,704,909

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$326,726,299

Undistributed net investment income (Note 1)	440,261

Accumulated net realized loss on investments (Note 1)	(935,155)

Net unrealized appreciation of investments	13,473,504

Total — Representing net assets applicable to capital shares outstanding	$339,704,909

(Continued on next page)

41

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($270,330,636 divided by 18,388,519 shares)	$14.70

Offering price per class A share
(100/96.25 of $14.70)*	$15.27

Net asset value and offering price per class B share
($59,526,603 divided by 4,043,671 shares)**	$14.72

Net asset value and offering price per class C share
($8,723,479 divided by 592,347 shares)**	$14.73

Net asset value and redemption price per class M share
($1,124,191 divided by 76,260 shares)	$14.74

Offering price per class M share
(100/96.75 of $14.74)***	$15.24

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

42

Statement of operations Year ended 7/31/06

INTEREST INCOME	$16,584,684

EXPENSES

Compensation of Manager (Note 2)	1,793,007

Investor servicing fees (Note 2)	168,922

Custodian fees (Note 2)	116,080

Trustee compensation and expenses (Note 2)	35,555

Administrative services (Note 2)	22,166

Distribution fees — Class A (Note 2)	559,982

Distribution fees — Class B (Note 2)	628,356

Distribution fees — Class C (Note 2)	87,486

Distribution fees — Class M (Note 2)	5,748

Other	185,004

Non-recurring costs (Notes 2 and 5)	2,351

Costs assumed by Manager (Notes 2 and 5)	(2,351)

Fees waived and reimbursed by Manager (Note 2)	(2,444)

Total expenses	3,599,862

Expense reduction (Note 2)	(113,826)

Net expenses	3,486,036

Net investment income	13,098,648

Net realized gain on investments (Notes 1 and 3)	1,504,662

Net realized gain on futures contracts (Note 1)	342,579

Net realized loss on swap contracts (Note 1)	(39,417)

Net unrealized depreciation of investments, futures
contracts and swap contracts during the year	(8,966,996)

Net loss on investments	(7,159,172)

Net increase in net assets resulting from operations	$ 5,939,476

The accompanying notes are an integral part of these financial statements.

43

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/06	7/31/05

Operations:
Net investment income	$ 13,098,648	$ 13,442,614

Net realized gain on investments	1,807,824	2,966,332

Net unrealized appreciation (depreciation) of investments	(8,966,996)	4,008,700

Net increase in net assets resulting from operations	5,939,476	20,417,646

Distributions to shareholders: (Note 1)

From tax-exempt income

Class A	(10,304,074)	(10,140,647)

Class B	(2,306,405)	(2,924,624)

Class C	(258,890)	(262,926)

Class M	(39,718)	(37,961)

From net realized short-term gain on investments

Class A	(515,639)	(492,411)

Class B	(146,158)	(179,408)

Class C	(16,298)	(17,028)

Class M	(2,209)	(2,020)

From net realized long-term gain on investments

Class A	(998,896)	(1,515,112)

Class B	(283,092)	(552,023)

Class C	(31,569)	(52,391)

Class M	(4,282)	(6,216)

Redemption fees (Note 1)	184	123

Decrease from capital share transactions (Note 4)	(27,565,191)	(37,308,175)

Total decrease in net assets	(36,532,761)	(33,073,173)

NET ASSETS

Beginning of year	376,237,670	409,310,843

End of year (including undistributed net investment
income of $440,261 and $253,570, respectively)	$339,704,909	$376,237,670

The accompanying notes are an integral part of these financial statements.

44

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45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a) (in thousands)		assets (%)(b)	net assets (%)	(%)

CLASS A
July 31, 2006	$15.07	.57(c)	(.30)	.27	(.56)	(.08)	(.64)	—(d)	$14.70	1.85	$270,331	.85(c)	3.81(c)	6.97
July 31, 2005	14.92	.54(c)	.26	.80	(.54)	(.11)	(.65)	—(d)	15.07	5.39	277,931	.84(c)	3.57(c)	12.61
July 31, 2004	14.93	.53	.25	.78	(.53)	(.26)	(.79)	—	14.92	5.20	287,528.85		3.49	26.81
July 31, 2003	15.46	.58	(.16)	.42	(.59)	(.36)	(.95)	—	14.93	2.71	368,419.84		3.76	42.88
July 31, 2002	15.18	.67	.27	.94	(.66)	—	(.66)	—	15.46	6.38	363,096.82		4.39	54.72

CLASS B
July 31, 2006	$15.09	.47(c)	(.29)	.18	(.47)	(.08)	(.55)	—(d)	$14.72	1.26	$59,527	1.50(c)	3.15(c)	6.97
July 31, 2005	14.94	.44(c)	.26	.70	(.44)	(.11)	(.55)	—(d)	15.09	4.71	88,337	1.49(c)	2.92(c)	12.61
July 31, 2004	14.95	.44	.24	.68	(.43)	(.26)	(.69)	—	14.94	4.52	110,498	1.50	2.83	26.81
July 31, 2003	15.48	.48	(.16)	.32	(.49)	(.36)	(.85)	—	14.95	2.04	150,266	1.49	3.10	42.88
July 31, 2002	15.20	.59	.27	.86	(.58)	—	(.58)	—	15.48	5.81	171,801	1.35	3.86	54.72

CLASS C
July 31, 2006	$15.09	.45(c)	(.29)	.16	(.44)	(.08)	(.52)	—(d)	$14.73	1.12	$8,723	1.65(c)	3.01(c)	6.97
July 31, 2005	14.94	.42(c)	.26	.68	(.42)	(.11)	(.53)	—(d)	15.09	4.54	8,835	1.64(c)	2.77(c)	12.61
July 31, 2004	14.95	.41	.25	.66	(.41)	(.26)	(.67)	—	14.94	4.40	10,097	1.65	2.69	26.81
July 31, 2003	15.49	.46	(.17)	.29	(.47)	(.36)	(.83)	—	14.95	1.82	13,793	1.64	2.95	42.88
July 31, 2002	15.21	.55	.27	.82	(.54)	—	(.54)	—	15.49	5.53	11,885	1.62	3.58	54.72

CLASS M
July 31, 2006	$15.11	.53(c)	(.30)	.23	(.52)	(.08)	(.60)	—(d)	$14.74	1.55	$1,124	1.15(c)	3.51(c)	6.97
July 31, 2005	14.96	.50(c)	.25	.75	(.49)	(.11)	(.60)	—(d)	15.11	5.05	1,135	1.14(c)	3.27(c)	12.61
July 31, 2004	14.97	.49	.24	.73	(.48)	(.26)	(.74)	—	14.96	4.93	1,188	1.15	3.19	26.81
July 31, 2003	15.50	.54	(.16)	.38	(.55)	(.36)	(.91)	—	14.97	2.40	2,148	1.14	3.45	42.88
July 31, 2002	15.22	.62	.28	.90	(.62)	—	(.62)	—	15.50	6.05	2,154	1.12	4.08	54.72

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	7/31/06	7/31/05

Class A	<0.01%	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 7/31/06

Note 1: Significant accounting policies

Putnam AMT-Free Insured Municipal Fund (the “fund”) formerly Putnam Tax-Free Insured Fund, is a series of Putnam Tax-Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a

48

reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or

49

unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividend payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2006, the fund reclassified $2,870 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $2,870.

The tax basis components of distributable earnings and the federal tax cost as of year end July 31, 2006 were as follows:

Unrealized appreciation	$ 14,529,901
Unrealized depreciation	(1,047,207)
———-—————————
Net unrealized appreciation	13,482,694
Undistributed tax exempt income	806,760
Undistributed long term gain	562,601
Cost for federal income
tax purposes	$321,333,390

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2006, Putnam Management waived $2,444 of its management fee from the fund.

For the year ended July 31, 2006 Putnam Management has assumed $2,351 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam

50

Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2006, the fund incurred $285,002 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended July 31, 2006, the fund’s expenses were reduced by $113,826 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $311, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $14,320 and $24 from the sale of class A and class M shares, respectively, and received $55,601 and $151 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received $535 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment

51

securities other than short-term investments aggregated $24,151,006 and $57,268,159, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/06:
Shares sold	2,665,184	$ 39,553,953

Shares issued
in connection
with reinvestment
of distributions	546,979	8,115,716

	3,212,163	47,669,669

Shares
repurchased	(3,269,559)	(48,448,783)

Net decrease	(57,396)	$ (779,114)

Year ended 7/31/05:
Shares sold	1,296,018	$ 19,595,353

Shares issued
in connection
with reinvestment
of distributions	560,530	8,478,887

	1,856,548	28,074,240

Shares
repurchased	(2,684,464)	(40,599,970)

Net decrease	(827,916)	$(12,525,730)

CLASS B	Shares	Amount

Year ended 7/31/06:
Shares sold	97,832	$ 1,450,352

Shares issued
in connection
with reinvestment
of distributions	117,976	1,754,015

	215,808	3,204,367

Shares
repurchased	(2,026,339)	(30,114,191)

Net decrease	(1,810,531)	$(26,909,824)

Year ended 7/31/05:
Shares sold	129,966	$ 1,969,722

Shares issued
in connection
with reinvestment
of distributions	153,709	2,328,639

	283,675	4,298,361

Shares
repurchased	(1,825,378)	(27,650,162)

Net decrease	(1,541,703)	$(23,351,801)

CLASS C	Shares	Amount

Year ended 7/31/06:
Shares sold	114,963	$ 1,710,272

Shares issued
in connection
with reinvestment
of distributions	14,209	211,211

	129,172	1,921,483

Shares
repurchased	(122,108)	(1,815,465)

Net increase	7,064	$ 106,018

Year ended 7/31/05:
Shares sold	93,752	$ 1,426,589

Shares issued
in connection
with reinvestment
of distributions	15,338	232,426

	109,090	1,659,015

Shares
repurchased	(199,428)	(3,024,518)

Net decrease	(90,338)	$(1,365,503)

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CLASS M	Shares	Amount

Year ended 7/31/06:
Shares sold	5,060	$76,085

Shares issued
in connection
with reinvestment
of distributions	2,491	37,062

	7,551	113,147

Shares
repurchased	(6,423)	(95,418)

Net increase	1,128	$17,729

Year ended 7/31/05:
Shares sold	2,300	$34,914

Shares issued
in connection
with reinvestment
of distributions	2,436	36,941

	4,736	71,855

Shares
repurchased	(9,045)	(136,996)

Net decrease	(4,309)	$ (65,141)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

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Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $1,360,345 as long term capital gain, for its taxable year ended July 31, 2006.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

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Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

56

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

57

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

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Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm). Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

59

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986. Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

60

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and Principal	Since 2004
Executive Officer
Since 1989	Senior Managing Director, Putnam
Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior
Senior Vice President and Treasurer	to 2003, Senior Vice President, United
Since 2004	Asset Management Corporation

Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Senior Managing Director, Putnam
Since 2002	Investments, Putnam Management
and Putnam Retail Management. Prior
Senior Managing Director, Putnam	to 2004, General Counsel, State Street
Investments. Prior to July 2001, Partner,	Research & Management Company
PricewaterhouseCoopers LLP
Charles A. Ruys de Perez (Born 1957)
Michael T. Healy (Born 1958)	Vice President and Chief Compliance Officer
Assistant Treasurer and Principal	Since 2004
Accounting Officer
Since 2000	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President
Since 2002	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
James P. Pappas (Born 1953)	Since 1993
Vice President
Since 2004	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
Managing Director, Putnam Investments	and Assistant Clerk
and Putnam Management. During 2002,	Since 2005
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,	Nancy E. Florek (Born 1957)
President and Chief Executive Officer,	Vice President, Assistant Clerk,
UAM Investment Services, Inc.	Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

61

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

62

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

63

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	W. Thomas Stephens	Vice President and
Management, LLC	Richard B. Worley	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	Charles A. Ruys de Perez
Marketing Services	George Putnam, III	Vice President and
	President	Chief Compliance Officer
Putnam Retail Management
One Post Office Square	Charles E. Porter	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Associate Treasurer,	BSA Compliance Officer
Custodian	Compliance Liaison and
Putnam Fiduciary	Principal Executive Officer	Judith Cohen
Trust Company		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Senior Vice President
Ropes & Gray LLP	and Treasurer	Wanda M. McManus
Independent Registered		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer and
John A. Hill, Chairman	Assistant Treasurer and	Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer

Vice Chairman	Beth S. Mazor
Charles B. Curtis	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	James P. Pappas
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Robert E. Patterson	Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

64

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN043 236670 9/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2006	$59,444*	$ 92	$6,457	$--
July 31, 2005	$51,560*	$--	$6,089	$26

* Includes fees of $208 and $10 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2006 and July 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2006 and July 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $276,220 and $201,444 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31,
2006	$ -	$ 153,160	$ -	$ -
July
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: September 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345 )

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—July 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free High Yield Fund

7|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax-Free
High Yield Fund

7| 31| 06
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	72
About the Trustees	73
Officers	79

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Over the last three months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. Beginning in May, a more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the previous three months of the period.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Economic growth may, indeed, be slowing somewhat as a result of the higher rates, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment. The recent correction brought valuations back to attractive levels, creating opportunities in a wide array of markets and sectors. Furthermore, since the Fed paused in its tightening cycle shortly after the close of the reporting period, the market atmosphere has gradually become more optimistic. Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended July 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax-Free High Yield Fund: potential for high
current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund helps investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal income tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. Although unrated bonds typically represent only a small portion of the fund’s holdings, this analysis helps the management team in identifying bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2005.

Results for investors subject to lower tax rates would not be as advantageous.

Putnam Tax-Free High Yield Fund seeks a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.

Highlights

* For the fiscal year ended July 31, 2006, Putnam Tax-Free High Yield Fund’s class A shares returned 4.21% without sales charges.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 2.54% for the period.

* The average return for the fund’s Lipper category, High Yield Municipal Debt Funds, was 4.59% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 7/31/06

Since the fund’s inception, average annual return is 6.81% at NAV and 6.62% at POP.*

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.90%	4.49%	61.31%	55.16%

5 years	4.83	4.03	26.58	21.87

3 years	6.86	5.50	22.01	17.41

1 year	4.21	0.32	4.21	0.32

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

* Derived from the historical performance of B shares (inception 9/9/85), adjusted for the applicable sales charge and lower operating expenses.

Report from the fund managers
The year in review

During the fiscal year ended July 31, 2006, higher-yielding municipal bonds maintained the lead they recently have enjoyed over lower-yielding, higher-quality issues, even though that lead has been diminishing. Your fund’s results at net asset value (NAV, or without sales charges) remained ahead of the fund’s benchmark, the Lehman Municipal Bond Index, which is composed of higher-grade issues. However, the fund’s results were slightly below the average return of its peer group, primarily because the fund’s portfolio was positioned more conservatively. Strongly positive results from three issues that were pre-refunded during the period were partially offset by the fund’s yield curve positioning and higher overall quality relative to its peers.

Market overview

Amid continuing signs of solid economic growth, and the potential for inflation that often accompanies such growth, the Fed increased the federal funds rate eight times during the fund’s fiscal year, lifting this benchmark for overnight loans between banks from 3.25% to 5.25% . Bond yields rose across the maturity spectrum, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

During the period, tax-exempt bonds generally outperformed comparable Treasury bonds, as prices of tax-exempt bonds declined less than Treasury prices across all maturities. Municipal bonds typically perform better than Treasuries when interest rates are rising. However, the degree to which they outperformed Treasuries was greater than we expected.

A robust economy and rising corporate earnings contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general, and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. The superior performance of lower-rated bonds was primarily the result of strong demand by buyers searching for higher yields. Non-rated bonds also rallied. In addition, as a result of favorable legal rulings, tobacco settlement bonds generally outperformed the broader market, and airline-related industrial development bonds (IDBs) performed exceptionally well over the period.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s benchmark and Lipper peer group, a strategy that contributed positively to results for the period as rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce a portfolio’s appreciation potential when rates fall.

The fund’s yield curve positioning, or the maturity profile of its holdings, detracted from performance during the period. To some extent, this offset the positive contribution provided by our duration strategy. It occurred because in order to keep the fund’s duration short, we limited exposure to longer-maturity bonds, favoring

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	2.54%

Lehman Aggregate Bond Index (broad bond market)	1.46%

Lehman GNMA Index (Government National Mortgage Association bonds)	2.35%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	1.81%

Equities

S&P 500 Index (broad stock market)	5.38%

Russell 2000 Growth Index (small-company growth stocks)	1.53%

intermediate-maturity securities instead. However, as the yield curve flattened and shorter- and longer-term yields converged, bonds with longer maturities performed better than their intermediate-maturity counterparts.

The fund’s slightly higher overall quality compared to other funds in its peer group held back performance, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. Although we continue to seek opportunities among lower-rated bonds that meet our credit standards, we believe valuations at the lower-quality tiers of the market have become stretched. Last fall, we avoided bonds backed by airlines that were forced into bankruptcy. The positive result of this strategy was outweighed by our defensive positioning in the airline sector, which has dramatically outperformed since late fall 2005.

An overweight position in tobacco settlement bonds relative to the fund’s peer group also contributed to results, as this sector thrived during the period. Hospitals, utilities, and long-term care facilities also contributed positively. We increased the fund’s exposure to the single-family housing sector, a strategy that benefited results as rising interest rates and declining mortgage prepayments helped this sector outperform.

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

Your fund’s holdings

Three pre-refunded bonds were strong contributors to your fund’s performance during the year. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date, effectively raising the bonds’ perceived rating and marketability, although shortening its maturity. The largest of the fund’s pre-refunded holdings during the period was issued by Iowa Care Initiatives, a large group of skilled nursing facilities. These unrated bonds, which had been in the fund’s portfolio for ten years, were pre-refunded in July 2006, moving the maturity from 2025 to 2011. Revenue bonds issued by another long-term care facility, Peninsula Ports Authority Virginia Baptist Homes, were pre-refunded in May 2006 and are now scheduled to mature in 2013. The fund’s holdings in New Hampshire State Business Finance Authority bonds issued for Franklin Regional Hospital Association were also pre-refunded in May and are now scheduled to mature in 2009.

Your fund’s emphasis on tobacco settlement bonds was another positive during the fiscal year. While tobacco settlement bonds generally carry investment-grade ratings, they are secured by the income stream from tobacco companies’ settlement obligations to

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 7/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

the states and generally offer higher yields than other bonds of comparable quality. An improving litigation environment has led to higher prices for these bonds and the fund benefited as a result. Furthermore, we think tobacco settlement bonds provide valuable diversification, since their performance is not as closely tied to economic growth as other, more economically sensitive holdings.

One of our defensive measures — the portfolio’s relatively high quality — also held the fund’s performance back somewhat. Specifically, the fund has a relatively small position in airline-related industrial revenue bonds (IDBs), which rebounded. IDBs are issued by municipalities but backed by the credit of the institution benefiting from the financing. Investor perceptions about the backer’s stability, or that of its industry group, can affect the prices of these bonds to a greater extent than the rating of the issuing municipality. Airlines fell in profitability following the terrorist attacks of September 11, 2001, when carriers faced sharply reduced passenger counts and rising fuel costs. However, ridership has begun to increase recently and some carriers have begun to recover. For some time, the fund has held small positions in airport facility bonds issued for American Airlines in New York City and Continental Airlines in Texas, although the weighting in this category is still less than that of other funds in its peer group. We currently believe airlines are still on shaky ground; however, our analysts believe they are regaining stability. We recently added to the fund’s position in American Airlines and began looking for other candidates that meet our credit standards.

We have also been adding to the fund’s holdings in the single-family housing sector. Single-family housing bonds tend to perform well when interest rates are expected to rise because investors become less concerned about refinancing.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed’s tightening cycle is nearing an end and expect domestic growth to slow into 2007. Therefore, we are beginning the fund’s 2007 fiscal year with a neutral duration strategy. In our view, the extended rally among lower-rated, higher-yielding bonds may also be in its final stages. We base this view, in part, on the fact that the difference in yields between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — is at its narrowest point since late 1999. In other words, the reward in terms of higher yields for assuming additional credit risk is still less than it has been historically. We will continue to search for the most attractive opportunities among tax-exempt securities that combine attractive yields with what we believe to be a prudent level of risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 7/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.81%	6.62%	6.43%	6.43%	5.96%	5.96%	6.59%	6.42%

10 years	61.31	55.16	52.38	52.38	48.85	48.85	56.71	51.63
Annual average	4.90	4.49	4.30	4.30	4.06	4.06	4.59	4.25

5 years	26.58	21.87	22.90	20.97	21.77	21.77	24.75	20.72
Annual average	4.83	4.03	4.21	3.88	4.02	4.02	4.52	3.84

3 years	22.01	17.41	19.73	16.73	19.28	19.28	21.01	17.02
Annual average	6.86	5.50	6.19	5.29	6.05	6.05	6.56	5.38

1 year	4.21	0.32	3.60	-1.37	3.44	2.44	3.97	0.57

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 7/31/96 to 7/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,238 and $14,885, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $15,163 at public offering price. See first page of performance section for performance calculation method.

Comparative index returns
For periods ended 7/31/06

		Lipper High Yield
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.55%	6.72%

10 years	76.07	67.99
Annual average	5.82	5.30

5 years	27.55	31.66
Annual average	4.99	5.62

3 years	15.37	21.85
Annual average	4.88	6.78

1 year	2.54	4.59

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 7/31/06, there were 81, 77, 70, and 35 funds, respectively, in this Lipper category.

Fund price and distribution information

For the 12-month period ended 7/31/06

Distributions	Class A		Class B	Class C	Class M

Number	12		12	12	12

Income[1]	$0.604342		$0.523484	$0.503561	$0.567893

Capital gains[2]	—		—	—	—

Total	$0.604342		$0.523484	$0.503561	$0.567893

Share value:	NAV	POP	NAV	NAV	NAV	POP

7/31/05	$13.02	$13.53	$13.04	$13.02	$13.01	$13.45

7/31/06	12.95	13.45	12.97	12.96	12.95	13.39

Current yield (end of period)

Current dividend rate[3]	4.67%	4.50%	4.05%	3.90%	4.39%	4.24%

Taxable equivalent[4]	7.18	6.92	6.23	6.00	6.75	6.52

Current 30-day SEC yield[5]	4.18	4.02	3.52	3.36	3.89	3.76

Taxable equivalent[4]	6.43	6.18	5.42	5.17	5.98	5.78

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M

(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP
Annual average
(life of fund)	6.80%	6.60%	6.41%	6.41%	5.94%	5.94%	6.57%	6.40%

10 years	60.78	54.65	51.72	51.72	48.38	48.38	56.05	50.98
Annual average	4.86	4.46	4.26	4.26	4.02	4.02	4.55	4.21

5 years	26.99	22.24	23.18	21.25	22.18	22.18	25.03	21.00
Annual average	4.89	4.10	4.26	3.93	4.09	4.09	4.57	3.89

3 years	18.18	13.85	15.94	12.94	15.35	15.35	17.16	13.37
Annual average	5.73	4.42	5.05	4.14	4.88	4.88	5.42	4.27

1 year	3.56	–0.31	2.95	–2.00	2.71	1.72	3.25	–0.12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from February 1, 2006, to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.12	$ 7.27	$ 8.01	$ 5.52

Ending value (after expenses)	$1,024.20	$1,021.50	$1,019.90	$1,022.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2006, use the calculation method below. To find the value of your investment on February 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.11	$ 7.25	$ 8.00	$ 5.51

Ending value (after expenses)	$1,020.73	$1,017.60	$1,016.86	$1,019.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized
expense ratio*	0.82%	1.45%	1.60%	1.10%

Average annualized expense
ratio for Lipper peer group†	0.88%	1.51%	1.66%	1.16%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 7/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Tax-Free High Yield Fund	17%	21%	18%	29%	20%

Lipper High Yield Municipal Debt
Funds category average	31%	33%	30%	30%	34%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 7/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

Trustee and Putnam employee fund ownership

As of July 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 97,000	$ 87,000,000

Putnam employees	$580,000	$409,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $710,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free Health Care Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended July 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							*
Chief Technology Officer	2005							*

Joshua Brooks	2006							*
Deputy Head of Investments	2005							*

William Connolly	2006							*
Head of Retail Management	N/A

Kevin Cronin	2006							*
Head of Investments	2005							*

Charles Haldeman, Jr.	2006							*
President and CEO	2005							*

Amrit Kanwal	2006						*
Chief Financial Officer	2005						*

Steven Krichmar	2006						*
Chief of Operations	2005							*

Francis McNamara, III	2006							*
General Counsel	2005							*

Richard Robie, III	2006						*
Chief Administrative Officer	2005						*

Edward Shadek	2006							*
Deputy Head of Investments	2005							*

Sandra Whiston	2006						*
Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 7/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 53rd percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High-Yield Municipal Debt Funds, compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

54th	36th	62nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 82, 78, and 71 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High-Yield Municipal Debt Funds category for the one-, five-, and ten-year periods ended June 30, 2006 were 50th, 75th, and 70th, respectively. Over the one-, five-, and ten-year periods ended June 30, 2006, the fund ranked 41st out of 82 funds, 54th out of 71 funds, and 25th out of 35 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2006

The fund’s portfolio 7/31/06

Key to abbreviations

AMBAC AMBAC Indemnity Corporation

COP Certificate of Participation

FGIC Financial Guaranty Insurance Company

FHA Insd. Federal Housing Administration Insured

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage  Association Collateralized

FRB Floating Rate Bonds

FSA Financial Security Assurance

GNMA Coll. Government National Mortgage Association Collateralized

G.O. Bonds General Obligation Bonds

MBIA MBIA Insurance Company

PSFG Permanent School Fund Guaranteed

Q-SBLF Qualified School Board Loan Fund U.S. Govt. Coll.

U.S. Government Collateralized

VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.1%)*
	Rating **	Principal amount	Value

Alabama (0.8%)
Jackson Cnty., Hlth. Care Auth. Rev.
Bonds, 5.7s, 5/1/19	BB+	$9,170,000	$9,075,091
Phenix City, Indl. Dev. Board Rev. Bonds
(Mead Coated Board), Ser. A, 5.3s, 4/1/27
(Prerefunded)	AAA	1,000,000	1,041,670
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	500,000	511,780
6s, 8/1/25	B/P	1,700,000	1,749,946
			12,378,487

Arizona (1.6%)
AZ Hlth. Fac. Auth. Rev. Bonds
(Bethesda Foundation), Ser. A, 6.4s, 8/15/27	BB-/P	1,500,000	1,504,860
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	8,065,916
7 1/4s, 12/1/19	B+/P	500,000	543,105
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BB+/P	3,305,000	3,624,362
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BB+/P	2,540,000	2,748,229
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	980,000	1,032,802
Maricopa Cnty., Poll. Control Rev. Bonds
(Pub. Service- Palo Verde), Ser. A, 4s, 1/1/38	Baa2	2,000,000	1,979,920
Navajo Cnty., Indl. Dev. Rev. Bonds (Stone
Container Corp.), 7.2s, 6/1/27	B/P	2,500,000	2,580,850
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	2,450,000	2,343,670
			24,423,714

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Arkansas (1.3%)
AR Dev. Fin. Auth. Rev. Bonds, Ser. B,
GNMA Coll., FNMA Coll., 3 3/4s, 1/1/26	AAA	$1,675,000	$1,668,585
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	10,500,000	11,692,065
Independence Cnty., Poll. Control Rev.
Bonds (Entergy, Inc.), 5s, 1/1/21	A-	1,500,000	1,508,400
Jefferson Cnty., Poll. Control Rev. Bonds
(Entergy AK, Inc.), 4.6s, 10/1/17	A-	1,405,000	1,402,485
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.)
Ser. A, 5s, 2/1/35	Baa2	700,000	691,614
Ser. B, 5s, 2/1/25	Baa2	1,750,000	1,763,248
			18,726,397

California (11.5%)
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 5.85s, 10/1/27	BB+	3,000,000	3,003,990
CA Rev. Bonds (Stanford Hosp. & Clinics),
Ser. A, 5s, 11/15/23	A2	8,000,000	8,180,720
CA Hlth. Fac. Fin. Auth. Rev. Bonds (CA-NV
Methodist), 5s, 7/1/26	A+	1,000,000	1,026,700
CA State G.O. Bonds
5.1s, 2/1/34	A+	2,000,000	2,024,720
5s, 5/1/23	A1	24,265,000	25,132,474
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, 5 1/2s, 5/1/11	A2	7,000,000	7,477,260
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/17	Aa3	3,650,000	3,799,614
CA Statewide Cmnty. Dev. Auth. Multi-Fam.
Rev. Bonds (Hsg. Equity Res.), Ser. B,
5.2s, 12/1/29	A-	1,000,000	1,019,380
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds (Citrus Garden Apt. Project -
D1), 5 1/4s, 7/1/22 #	A	1,000,000	1,022,750
CA Statewide Cmntys. Dev. Auth. Apt.
Mandatory Put Bonds (Irvine Apt.
Cmntys.), Ser. A-3, 5.1s, 5/17/10	Baa2	4,300,000	4,393,439
Capistrano, Unified School Dist. Cmnty.
Fac. Special Tax Bonds (Ladera Ranch —
No. 98-2),
5.7s, 9/1/20 (Prerefunded)	BBB/P	1,500,000	1,611,435
5 3/4s, 9/1/29 (Prerefunded)	BBB/P	750,000	806,805
Cathedral City, Impt. Board Act of 1915
Special Assmt. (Cove Impt. Dist.)
Ser. 04-02, 5s, 9/2/30	BB+/P	1,730,000	1,715,572
Ser. 04-02, 4 3/4s, 9/2/18	BB+/P	485,000	477,710
Ser. 04-02, 5.05s, 9/2/35	BB+/P	1,830,000	1,821,619

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

California continued
Chula Vista, Cmnty. Fac. Dist. Special Tax Bonds
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB/P	$375,000	$374,985
(No. 08-1 Otay Ranch Village Six),
6s, 9/1/33	BB/P	2,855,000	2,950,500
(No. 07-I Otay Ranch Village Eleven),
5.8s, 9/1/28	BB/P	2,000,000	2,086,280
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	31,900,000	350,900
Elk Grove CA Special Tax Rev. Bonds (Poppy
Ridge Cmnty. Facs. - No 03-01), 6s,
9/1/34 (Prerefunded)	BB/P	3,000,000	3,163,860
Folsom, Special Tax Rev. Bonds (Cmnty.
Facs. Dist. No. 10), 5 7/8s, 9/1/28	BB/P	1,750,000	1,800,470
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	300,000	310,533
Gilroy, Rev. Bonds (Bonfante Gardens
Park), 8s, 11/1/25	B-/P	4,218,000	3,623,178
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A, 5s, 6/1/45	A	3,250,000	3,265,893
Ser. 03 A-1, 5s, 6/1/21	BBB	1,665,000	1,672,126
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds (Assmt. Dist. No. 00-18-GRP
3), 5.55s, 9/2/26	BBB/P	995,000	1,021,288
Oakley, Pub. Fin. Auth. Rev. Bonds
6s, 9/2/34	BB-/P	2,510,000	2,611,153
5 7/8s, 9/2/24	BB-/P	1,435,000	1,489,200
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds
(No. 03-1 Ladera Ranch), Ser. A,
5.4s, 8/15/22	BBB/P	1,520,000	1,558,091
(No. 03-1 Ladera Ranch), Ser. A,
5.4s, 8/15/21	BB/P	1,240,000	1,271,298
(No. 02-1 Ladera Ranch), Ser. A,
5.55s, 8/15/33	BBB/P	2,875,000	2,933,938
Orange Cnty., Local Trans. Auth. Sales Tax
Rev. Bonds, 6.058s, 2/14/11	AA+	11,200,000	12,143,376
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds (Cmnty. Fac. Dist. No.
14-Del Sur), 5 1/8s, 9/1/26	BB-/P	2,200,000	2,184,908
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,700,000	1,858,797
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/25	BB/P	3,810,000	3,837,203
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/18	BB/P	125,000	127,528
(Dist. No. 1 — Fiddyment), 5s, 9/1/23	BB/P	1,065,000	1,046,948
(Dist. No. 1 — Fiddyment), 5s, 9/1/22	BB/P	1,035,000	1,023,698
(Dist. No. 1 — Crocker), 6s, 9/1/33	BB/P	1,500,000	1,561,770
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/19	BB/P	205,000	208,694

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

California continued
Sacramento, Special Tax Rev. Bonds
(North Natomas Cmnty. Fac.), Ser. 97-01,
5.1s, 9/1/35	BB/P	$1,525,000	$1,520,349
(North Natomas Cmnty. Fac.), Ser. 97-01,
5s, 9/1/29	BB/P	1,370,000	1,358,821
(North Natomas Cmnty. Fac.), Ser. 97-01,
5s, 9/1/21	BB/P	1,325,000	1,330,194
(North Natomas Cmnty. Fac.), Ser. 01-03,
6s, 9/1/28	BBB/P	700,000	734,769
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev.
Bonds (San Diego Hosp.), Ser. A,
6 1/8s, 8/15/20	Baa1	1,100,000	1,183,501
San Francisco City & Cnty. Redev. Agcy.
Cmnty. Fac. Dist. Dist. Special Tax (No.
6 Mission Bay South), Ser. A, 5.15s, 8/1/35	BB-/P	1,500,000	1,488,825
San Joaquin Hills, Trans. Corridor Agcy.
Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,500,630
San Joaquin Hills, Trans. Corridor Agcy.
Toll Rd. Rev. Bonds, 7.55s, 1/1/10 (Prerefunded)	Aaa	7,000,000	7,508,900
Santaluz Cmnty., Facs. Dist. No. 2 Special
Tax Rev. Bonds (Impt. Area No. 1),
Ser. B, 6 3/8s, 9/1/30	BBB/P	6,805,000	6,869,648
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Transmission), 5.858s, 7/1/12	Aa3	700,000	700,721
Sunnyvale, Special Tax Rev. Bonds (Cmnty.
Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB-/P	6,780,000	7,463,153
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1),
zero %, 9/1/14	B/P	10,230,000	5,745,270
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26	BBB-/P	9,500,000	9,803,240
7s, 2/1/17	BBB-/P	6,840,000	7,059,222
			172,258,046

Colorado (0.7%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,306,400
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	745,000	825,579
6 3/8s, 12/15/30	A3	755,000	820,164
Larimer Cnty., G.O. Bonds (Poudre Impt. —
School Dist. No. 1), 7s, 12/15/16	Aa3	3,000,000	3,682,890
			10,635,033

Connecticut (1.6%)
CT State Dev. Auth. Rev. Bonds
(East Hills Woods), Ser. A, 7 3/4s, 11/1/17	B-/P	4,729,362	4,771,926
(Elm Park Baptist), 5s, 12/1/13	BBB+	1,000,000	1,006,030
(East Hills Woods), Ser. B, zero %, 3/1/21	B-/P	604,924	48,842

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Connecticut continued
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	$2,000,000	$2,093,080
CT State Dev. Auth. Poll. Control Rev.
Bonds (Western MA), Ser. A, 5.85s, 9/1/28	Baa2	7,000,000	7,336,980
CT State Hlth. & Edl. Fac. Auth. VRDN
(Yale U.), Ser. V-2, 3.63s, 7/1/36	VMIG1	8,000,000	8,000,000
			23,256,858

Delaware (0.3%)
DE St. Hlth. Fac. Auth. Rev. Bonds (Beebe
Med. Ctr.), Ser. A, 5s, 6/1/24	Baa1	900,000	912,123
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-3, 5.3s, 10/31/39	A3	3,500,000	3,610,810
			4,522,933

District of Columbia (0.8%)
DC G.O. Bonds, Ser. A, FSA, 5s, 6/1/25	Aaa	5,000,000	5,183,850
DC Tobacco Settlement Fin. Corp. Rev.
Bonds, 6 1/4s, 5/15/24	BBB	5,690,000	6,013,818
			11,197,668

Florida (6.1%)
Aberdeen Cmnty., Dev. Dist. Special Assmt.
Bonds, 5 1/2s, 5/1/36	BB-/P	4,700,000	4,755,695
Alachua Cnty., Hlth. Fac. Auth. Continuing
Care VRDN (Oak Hammock U.), Ser. A,
3.68s, 10/1/32	VMIG1	1,000,000	1,000,000
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 5s, 4/1/24	A2	2,500,000	2,557,550
(Health First, Inc.), 5s, 4/1/16	A2	1,025,000	1,060,670
Broward Cnty., Edl. Fac. Auth. VRDN
(Nova Southeastern), Ser. C, 3.69s, 4/1/24	A-1+	1,000,000	1,000,000
CFM Cmnty. Dev. Dist. Rev. Bonds
Ser. A, 6 1/4s, 5/1/35	BB-/P	3,900,000	4,128,501
(Cap. Impt.), Ser. B, 5 7/8s, 5/1/14	BB-/P	500,000	511,330
Escambia Cnty., Hlth. Fac. Auth. Rev.
Bonds (Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	Baa1	1,650,000	1,671,137
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B,
5 1/8s, 11/1/09	BB/P	2,310,000	2,306,258
5s, 11/1/07	BB/P	80,000	79,606
Halifax, Hosp. Med. Ctr. Rev. Bonds,
Ser. A, U.S. Govt. Coll., 7 1/4s, 10/1/29
(Prerefunded)	AAA	1,000,000	1,145,740
Heritage Harbour Marketplace Cmnty., Dev.
Dist. Special Assmt., 5.6s, 5/1/36	BB-/P	2,600,000	2,617,602

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Florida continued
Highlands Cnty., Hlth. Fac. Auth. Rev.
Bonds (Adventist Sunbelt), Ser. A, 6s,
11/15/31 (Prerefunded)	A2	$3,000,000	$3,331,530
Islands at Doral III, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	4,035,000	4,168,115
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (Shell Point Village),
Ser. A, 5 1/2s, 11/15/29	BBB-	4,350,000	4,409,856
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.7s, 11/15/19	Ba1	2,000,000	2,198,720
Middle Village Cmnty. Dev. Dist. Special
Assmt., Ser. A, 6s, 5/1/35	BB-/P	2,000,000	2,072,600
North Springs, Impt. Dist. Special Assmt.
Rev. Bonds (Parkland Golf Country Club),
Ser. A-1, 5.45s, 5/1/26	BB-/P	1,950,000	1,942,824
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	990,000	1,019,462
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt.
Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	2,700,000	2,980,719
(Adventist Hlth. Syst.), 5 5/8s, 11/15/32	A+	3,750,000	3,968,738
Palm Coast Pk. Cmnty. Dev. Dist. Special
Assmt. Bonds, 5.7s, 5/1/37	BB-/P	2,700,000	2,715,984
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	5,210,000	5,448,045
South Bay, Cmnty. Dev. Dist. Rev. Bonds
Ser. B-2, 5 3/8s, 5/1/13	BB-/P	500,000	504,035
Ser. B-1, 5 1/8s, 11/1/09	BB-/P	1,750,000	1,752,958
South Village, Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 5.7s, 5/1/35	BB-/P	2,960,000	3,009,373
Tampa Bay, Cmnty. Dev. Dist. Special
Assmt. Bonds (New Port), Ser. A,
5 7/8s, 5/1/38	BB-/P	4,850,000	4,894,232
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5s, 5/1/15	BB-/P	500,000	500,240
Tern Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 5 3/8s, 5/1/37	BB-/P	4,600,000	4,596,136
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB-/P	950,000	951,226
Town Ctr. at Palm Coast Cmnty., Dev. Dist.
Special Assmt., 6s, 5/1/36	BB-/P	1,975,000	2,023,881
Turnbull Creek Cmnty., Dev. Dist. Special
Assmt., 5.8s, 5/1/35	BB-/P	1,975,000	2,001,821
Verandah, West Cmnty. Dev. Dist. Rev.
Bonds (Cap. Impt.)
Ser. A, 6 5/8s, 5/1/33	BBB-/P	970,000	1,032,119
Ser. B, 5 1/4s, 5/1/08	BBB-/P	15,000	15,040

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Florida continued
Verano Ctr. Cmnty. Dev. Dist. Special
Assmt. (Cmnty. Infrastructure), Ser. B,
5s, 11/1/13	BB-/P	$1,325,000	$1,320,999
Wentworth Estates Cmnty., Dev. Dist.
Special Assmt. Bonds
Ser. B, 5 1/8s, 11/1/12	BB-/P	2,485,000	2,494,145
Ser. A, 5 5/8s, 5/1/37	BB-/P	2,000,000	2,023,900
West Palm Beach, Cmty. Redev. Agcy.
(Northwood — Pleasant), 5s, 3/1/25	A	980,000	1,000,149
Westchester Cmnty. Dev. Dist. No. 1
Special Assmt. (Cmnty. Infrastructure),
6 1/8s, 5/1/35	BB-/P	2,250,000	2,362,073
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB-/P	1,950,000	2,058,791
6 1/4s, 5/1/22	BB-/P	1,805,000	1,895,232
			91,527,032

Georgia (2.3%)
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (GA Power Co.),
4.45s, 12/1/08	A2	12,000,000	12,158,280
Effingham Cnty., Indl. Dev. Auth. Rev.
Bonds (Pacific Corp.), 6 1/2s, 6/1/31	B2	3,400,000	3,594,310
Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA
Baptist Hlth. Care Syst.), U.S. Govt.
Coll., 6 3/8s, 10/1/28 (Prerefunded)	AAA	6,000,000	7,118,640
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	B+/P	800,000	832,016
Rockdale Cnty., Dev. Auth. Solid Waste
Disp. Rev. Bonds (Visay Paper, Inc.)
7 1/2s, 1/1/26	B+/P	8,475,000	8,505,934
7.4s, 1/1/16	B+/P	1,585,000	1,590,785
			33,799,965

Hawaii (0.3%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B
3.7s, 1/1/22	Aaa	3,600,000	3,554,460
3.45s, 1/1/11	Aaa	885,000	867,751
			4,422,211

Idaho (0.5%)
ID Hlth. Fac. Auth. VRDN (St. Lukes Med.
Ctr.), FSA, 3.68s, 7/1/30	VMIG1	6,250,000	6,250,000
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,445,000	1,463,742
			7,713,742

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Illinois (2.3%)
Bedford Pk., Village Rev. Bonds
(Hotel/Motel Tax), Ser. A, 4.9s, 12/1/23	Baa1	$3,085,000	$3,059,888
Chicago, Special Assmt. Bonds (Lake Shore
East), 6 3/4s, 12/1/32	BB/P	1,500,000	1,609,350
Du Page Cnty., Special Svc. Area No. 31
Special Tax Bonds (Monarch Landing),
5 5/8s, 3/1/36	BB-/P	900,000	902,799
IL Fin. Auth. Rev. Bonds
(Landing At Plymouth Place), Ser. A,
6s, 5/15/25	B+/P	1,550,000	1,611,458
(Friendship Village Schaumburg), Ser. A,
5 5/8s, 2/15/37	B+/P	1,000,000	1,009,960
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	499,325
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.),
8 1/4s, 8/1/12	CCC/P	208,554	187,974
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	956,414	864,876
(Hindsdale Hosp.), Ser. A, 6.95s,
11/15/13 (Prerefunded)	Baa1	4,550,000	5,078,847
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B/P	1,000,000	1,077,240
(Elmhurst Memorial Hlth. Care),
5 5/8s, 1/1/28	A2	6,000,000	6,249,960
IL State Toll Hwy. Auth. Rev. Bonds,
Ser. A-1, FSA, 5s, 1/1/23	Aaa	12,000,000	12,543,480
			34,695,157

Indiana (1.3%)
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	12,000,000	12,342,480
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	7,000,000	7,028,280
			19,370,760

Iowa (3.0%)
IA Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. D, GNMA Coll., FNMA Coll.,
5s, 1/1/36	Aaa	3,855,000	3,957,350
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	BBB-/P	15,775,000	19,649,813
9.15s, 7/1/09 (Prerefunded)	BBB-/P	505,000	554,611
Ser. A, 5 1/4s, 7/1/17	BBB-	3,900,000	3,988,140
Ser. A, 5 1/4s, 7/1/18	BBB-	2,500,000	2,546,700
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6s, 11/15/24	BB/P	300,000	305,592

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Iowa continued
IA State Higher Ed. Loan Auth. Rev. Bonds
(Wartburg), Ser. A
5s, 10/1/21	BBB-/F	$730,000	$729,949
5s, 10/1/20	BBB-/F	1,270,000	1,271,435
Marion Hlth. Care Fac. Rev. Bonds (First
Mtg.), Ser. IA, 1.76s, 1/1/29	B+/P	45,000	46,233
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	3,000,000	3,007,080
Ser. B, stepped-coupon zero %
(5.6s, 12/1/07), 6/1/34	BBB	9,000,000	8,450,280
			44,507,183

Kansas (0.2%)
Lenexa, Hlth. Care Rev. Bonds
(LakeView Village)
Ser. C, 6 7/8s, 5/15/32	BB+	2,250,000	2,414,790
Ser. B, 6 1/4s, 5/15/26	BB+	1,200,000	1,220,340
			3,635,130

Kentucky (1.0%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	260,000	267,124
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Healthcare, Inc.), Ser. A
6 5/8s, 10/1/28	BBB+/F	6,255,000	6,763,719
6 1/8s, 10/1/10	BBB+/F	3,740,000	3,877,557
KY Econ. Dev. Fin. Auth. Hosp. Fac. VRDN
(Baptist Hlth. Care), Ser. C, 3.66s, 8/15/31	VMIG1	3,840,000	3,840,000
			14,748,400

Louisiana (1.3%)
De Soto Parish, Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/18	BBB	3,235,000	3,234,741
LA Hlth. Ed. Auth. Rev. Bonds
(Lambert House), Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	3,026,340
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A, 7s, 11/1/20	B-/P	8,828,000	8,853,513
Tangipahoa Parish Hosp. Svcs. Rev. Bonds
(North Oaks Med. Ctr.), Ser. A, 5s, 2/1/25	A	900,000	907,434
W. Feliciana Parish, Poll. Control Rev.
Bonds (Entergy Gulf States), Ser. B,
6.6s, 9/1/28	BBB-	4,000,000	4,007,120
			20,029,148

Maine (0.4%)
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba2	5,500,000	5,969,590

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Maryland (1.4%)
Howard Cnty., Rev. Bonds, Ser. A, U.S.
Govt. Coll., 8s, 5/15/29 (Prerefunded)	AAA	$5,000,000	$5,820,550
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Mercy Ridge), Ser. A, 6s, 4/1/35	BB+/P	2,000,000	2,089,600
(Medstar Health), 5 1/2s, 8/15/33	Baa1	1,500,000	1,558,140
(Medstar Hlth.), 5 3/8s, 8/15/24	Baa1	2,000,000	2,088,060
(Edennwald), Ser. A, 5.2s, 1/1/24	BB/P	300,000	302,343
(Edenwald), Ser. A, 5.2s, 1/1/20	BB/P	350,000	353,983
(Edenwald), Ser. A, 5 1/8s, 1/1/19	BB/P	100,000	100,870
MD State Indl. Dev. Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady of Good Counsel
School), Ser. A, 6s, 5/1/35	B/P	600,000	636,354
MuniMae Tax Exempt Bond Subsidiary, LLC
Rev. Bonds, Ser. A-2, 4.9s, 6/30/49	A3	2,000,000	1,993,220
Westminster, Econ. Dev Rev. Bonds
(Carroll Lutheran Village), Ser. A, 6 1/4s, 5/1/34	BB/P	3,400,000	3,511,112
(Carroll Lutheran Village), Ser. A, 6s, 5/1/24	BB/P	2,000,000	2,057,100
			20,511,332

Massachusetts (3.9%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31	BB+/P	5,115,000	5,340,827
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A,
9s, 12/15/15	BBB-/P	8,050,000	9,934,022
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	6,000,000	6,527,940
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30
(Prerefunded)	BBB+/F	4,900,000	5,392,744
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	9,750,000	10,662,308
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	4,400,000	4,656,520
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	7,200,000	7,759,080
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s, 7/1/08	BBB	2,630,000	2,666,583
(Partners Hlth. Care Syst.), Ser. F, 5s, 7/1/20	Aa2	1,500,000	1,566,825
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB-/P	750,000	754,343
(TNG Marina Bay LLC), U.S. Govt. Coll.,
7 1/2s, 12/1/27 (Prerefunded)	AAA	1,795,000	1,921,386
(Sr. Living Fac. Forge Hill), 7s, 4/1/17	B/P	1,580,000	1,613,923
			58,796,501

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Michigan (3.1%)
Ann Arbor, Econ. Dev. Corp. Ltd. Oblig.
Rev. Bonds (Glacier Hills, Inc.), State &
Local Govt. Coll., 8 3/8s, 1/15/19 (Prerefunded)	AAA	$2,391,000	$2,980,405
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.68s, 7/1/33	VMIG1	6,100,000	6,100,000
Dickinson Cnty., Econ. Dev. Corp. Rev.
Bonds, 5 3/4s, 6/1/16	BBB	7,000,000	7,392,280
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	2,350,000	2,470,367
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A
5 3/4s, 9/1/17	Ba1	3,000,000	2,951,670
5 5/8s, 9/1/10	Ba1	1,645,000	1,659,920
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	2,500,000	2,617,900
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	4,000,000	3,972,760
MI State Strategic Fund Solid Waste Disp.
Rev. Bonds
(Genesee Pwr. Station), 7 1/2s, 1/1/21	B/P	2,900,000	2,908,062
(SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,127,600
Midland Cnty., Econ. Dev. Corp. Rev.
Bonds, 6 3/4s, 7/23/09	B	5,000,000	5,100,450
Whitmore Lake, Pub. School Dist. G.O.
Bonds, FGIC, Q-SBLF, 5s, 5/1/28	Aaa	2,275,000	2,347,049
			45,628,463

Minnesota (0.9%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A	6,605,000	6,621,843
Minneapolis, Hlth. Care Syst. VRDN
(Fairview Hlth. Svcs.), Ser. C, MBIA,
3.62s, 11/15/26	VMIG1	1,500,000	1,500,000
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.), Ser. H, 5s, 1/1/36	Aa1	1,945,000	1,991,777
(Res. Hsg.), Ser. B, 5s, 7/1/34	AA+	955,000	981,091
(Residential Hsg.), Ser. H, 4s, 1/1/11	Aa1	445,000	442,143
Sauk Rapids Hlth. Care & Hsg. Fac. Rev.
Bonds (Good Shepherd Lutheran Home),
6s, 1/1/34	B/P	800,000	813,808
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Hlth. East), 6s, 11/15/25	Baa3	1,250,000	1,348,463
			13,699,125

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Mississippi (0.8%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	$715,000	$844,108
Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	2,924,700
MS Bus. Fin. Corp. Poll. Control Rev.
Bonds (Syst. Energy Resources, Inc.),
5 7/8s, 4/1/22	BBB-	2,000,000	2,006,340
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	5,100,000	5,309,049
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	1,400,000	1,459,948
			12,544,145

Missouri (1.5%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	3,000,000	3,143,940
5 1/2s, 6/1/27	A+	3,250,000	3,402,068
Kansas City, Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds (First Mtg. Bishop Spencer),
Ser. A, 6 1/4s, 1/1/24	BB-/P	2,000,000	2,049,760
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership), Ser. B, GNMA Coll.,
FNMA Coll., 5.8s, 9/1/35	AAA	2,910,000	3,091,817
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	2,500,000	2,575,975
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.), Ser. D-2, GNMA Coll.,
FNMA Coll., 6 1/2s, 9/1/29	AAA	1,630,000	1,666,838
(Single Fam.), Ser. E-1, GNMA Coll., FNMA
Coll., 6.45s, 9/1/29	AAA	535,000	542,003
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	3,050,000	3,156,415
(Single Fam. Homeowner Loan), Ser. C, GNMA
Coll., FNMA Coll., 5.6s, 9/1/35	AAA	1,000,000	1,054,600
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	1,225,000	1,293,612
			21,977,028

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Montana (0.3%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	$3,325,000	$3,392,830
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	759,825
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B1	750,000	789,053
			4,941,708

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	D/P	130,119	99,086
(Brookhaven), zero %, 9/1/12	D/P	1,582,934	79,147
			178,233

Nevada (2.5%)
Clark Cnty., Impt. Dist. Special Assmt.
(Dist. No. 142), 6 3/8s, 8/1/23	BB-/P	995,000	1,035,825
(Dist. No. 142), 6.1s, 8/1/18	BB-/P	1,500,000	1,559,610
(Summerlin No. 151), 5s, 8/1/20	BB/P	340,000	335,624
(Summerlin No. 151), 5s, 8/1/19	BB/P	1,150,000	1,139,167
(Summerlin No. 151), 5s, 8/1/18	BB/P	1,115,000	1,109,035
(Summerlin No. 151), 5s, 8/1/17	BB/P	1,320,000	1,318,891
(Summerlin No. 151), 5s, 8/1/25	BB/P	305,000	298,412
Clark Cnty., Indl. Dev. Rev. Bonds
(Southwest Gas Corp. Project), Ser. C,
5.45s, 3/1/38	Baa3	5,350,000	5,543,938
Henderson, Local Impt. Dist. Special Assmt.
(No. T-14), 5.8s, 3/1/23	BB/P	4,195,000	4,322,696
(No. T-14), 5.55s, 3/1/17	BB/P	2,495,000	2,570,449
(No. T-16), 5 1/8s, 3/1/25	BB-/P	500,000	497,905
(No. T-16), 5.1s, 3/1/21	BB-/P	1,250,000	1,248,675
(No. T-17), 5s, 9/1/25	BB/P	825,000	814,976
(No. T-18), 5s, 9/1/16	BB-/P	375,000	373,811
(No. T-18), 5s, 9/1/15	BB-/P	2,295,000	2,296,561
(No. T-18), 5s, 9/1/14	BB-/P	2,330,000	2,339,134
(No. T-16), 4.8s, 3/1/15	BB-/P	1,795,000	1,776,296
(No. T-14), 4s, 3/1/08	BB/P	2,125,000	2,120,771
Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607)
6s, 6/1/19	BB-/P	1,000,000	1,030,630
5.9s, 6/1/18	BB-/P	200,000	206,168
5.9s, 6/1/17	BB-/P	1,500,000	1,545,870
Las Vegas, Special Impt. Dist. Rev. Bonds
(No. 809 - Summerlin Area), 5.65s, 6/1/23	BB/P	805,000	820,118
Washoe Cnty., Wtr. Fac. Mandatory Put
Bonds (Sierra Pacific Pwr. Co.), 5s, 7/1/09	Ba1	3,500,000	3,483,025
			37,787,587

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

New Hampshire (2.5%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
(Havenwood-Heritage Heights),
7.35s, 1/1/18	BB-/P	$3,000,000	$3,052,860
(Riverwoods at Exeter), Ser. A,
6 3/8s, 3/1/13	BB+/P	235,000	239,528
(Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23	BB+/P	1,000,000	1,018,870
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	6,000,000	6,036,960
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	B/P	2,200,000	2,308,944
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A,
7s, 10/1/29	BBB-/P	3,000,000	3,111,630
(Franklin Regl. Hosp. Assn.), Ser. A,
6.05s, 9/1/29 (Prerefunded)	BBB-/P	4,225,000	4,441,109
(Proctor Academy), Ser. A, 5.6s, 6/1/28	Baa2	3,550,000	3,617,699
NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
(Pub. Svc. Co.), Ser. D, 6s, 5/1/21	Baa1	7,000,000	7,281,610
3 1/2s, 7/1/27	Baa2	2,600,000	2,535,702
NH State Bus. Fin. Auth. Poll. Control &
Solid Waste Rev. Bonds (Crown Paper Co.),
7 3/4s, 1/1/22 (In default) †	D/P	8,551,027	86
NH State Hsg. Fin. Auth. Single Family
Rev. Bonds (Mtge. Acquisition), Ser. C,
5.85s, 1/1/35	Aa2	2,875,000	3,030,193
			36,675,191

New Jersey (4.1%)
Camden Cnty., Impt. Auth. Rev. Bonds
(Dockside Refrigerated), 8.4s,
4/1/24 (In default) †	D/P	5,000,000	4,762,500
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A,
7s, 11/15/16	BB-/P	900,000	928,881
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba3	9,200,000	9,385,472
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	514,560
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	3,000,000	3,160,140
(First Mtge. Presbyterian Home), Ser. A,
6 1/4s, 11/1/20	BB/P	500,000	514,490
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	819,776
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	9,000,000	9,355,500
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), FSA,
6 3/4s, 7/1/19 (Prerefunded)	Aaa	6,000,000	7,269,480
(South Jersey Hosp.), 6s, 7/1/12	Baa1	5,000,000	5,371,850
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	19,000,000	7,993,490

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

New Jersey continued
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39	BBB	$2,000,000	$2,230,760
6 1/4s, 6/1/43	BBB	1,535,000	1,667,808
6s, 6/1/37	BBB	6,260,000	6,611,436
			60,586,143

New Mexico (2.2%)
Farmington, Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. San Juan), Ser. A,
6.95s, 10/1/20	Ba1	5,500,000	5,745,850
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	1,200,000	1,193,712
Farmington, Poll. Control VRDN
(AZ Pub. Svc. Co.), Ser. A, 3.68s, 5/1/24	A-1+	8,900,000	8,900,000
(AZ Pub. Service Co.), Ser. B, 3.68s, 9/1/24	A-1+	9,000,000	9,000,000
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 6.1s, 7/1/29	AAA	1,265,000	1,274,450
Ser. C, GNMA Coll., FNMA
Coll., FHLMC Coll., 5.85s, 1/1/37	AAA	1,210,000	1,293,538
Ser. C, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.82s, 9/1/33	AAA	1,880,000	1,965,822
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	2,635,000	2,718,951
			32,092,323

New York (5.8%)
Albany, Indl. Dev. Agcy. Rev. Bonds
(Charitable Leadership), Ser. A, 5 3/4s, 7/1/26	Baa3	2,000,000	2,067,760
Huntington, Hsg. Auth. Rev. Bonds (Gurwin
Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,272,538
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst. Project D),
5 1/4s, 11/1/07	A3	1,575,000	1,600,877
NY City, G.O. Bonds, Ser. C
5 1/2s, 8/1/13	AA-	8,000,000	8,647,120
5 1/2s, 8/1/12	AA-	7,500,000	8,086,050
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. B,
6 3/4s, 3/1/15	B-/P	2,300,000	2,479,584
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B-/P	3,875,000	4,126,100
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BBB-	3,250,000	3,266,315
NY City, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Brooklyn Polytech. U. Project J),
6 1/8s, 11/1/30	BB+	500,000	525,675
NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.),
7 5/8s, 8/1/25	B	1,000,000	1,154,150

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

New York continued
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl., Arpt.),
7 1/2s, 8/1/16	B	$9,990,000	$11,178,311
(American Airlines — JFK Intl., Arpt.),
7 1/8s, 8/1/11	B	4,500,000	4,771,710
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	2,325,000	2,204,263
NY City, State Dorm. Auth. Lease Rev.
Bonds (Court Fac.), 6s, 5/15/39 (Prerefunded)	A+	2,800,000	3,042,368
NY State Dorm. Auth. Rev. Bonds
Ser. B, 5 1/4s, 11/15/29	Aaa	5,000,000	5,348,850
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Ba1	2,360,000	2,387,754
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	1,800,000	1,856,574
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,525,680
Onondaga Cnty., Indl. Dev. Agcy. Rev.
Bonds (Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98, cost $8,900,000) ‡	BB/P	8,900,000	9,296,406
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. - 4th Installment), 6 3/4s, 10/1/11	BB+/P	2,500,000	2,545,300
Port. Auth. NY & NJ Special Obligation
Rev. Bonds, 7s, 10/1/07	BB+/P	500,000	504,175
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landings), Ser. A, 8s, 10/1/20	B+/P	4,000,000	4,396,280
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B-/P	3,740,000	3,860,391
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	1,000,000	1,075,410
			87,219,641

North Carolina (2.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev.
Bonds, Ser. C
5 3/8s, 1/1/17	Baa2	7,500,000	7,878,675
5 3/8s, 1/1/16	Baa2	1,000,000	1,053,340
5.3s, 1/1/15	Baa2	2,000,000	2,104,080
NC Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds (First Mtge. - Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	4,250,000	4,317,873
(Pines at Davidson), Ser. A, 5s, 1/1/17	A-/F	980,000	1,021,807
(Pines at Davidson), Ser. A, 5s, 1/1/14	A-/F	940,000	981,341
(Pines at Davidson), Ser. A, 5s, 1/1/13	A-/F	895,000	934,845
(Pines at Davidson), Ser. B, 4.2s, 7/1/10	A-/F	400,000	400,936

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

North Carolina continued
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. -Givens Estates), Ser. A,
6 1/2s, 7/1/32	BB-/P	$4,500,000	$4,791,195
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	1,600,000	1,633,920
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	200,000	202,014
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	9,000,000	9,777,060
			35,097,086

North Dakota (0.1%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Home
Mtge.), Ser. D, 5.95s, 7/1/19	Aa1	935,000	947,987

Ohio (2.6%)
Cleveland-Cuyahoga Cnty., Port. Auth. Rev.
Bonds (Rock & Roll Hall of Fame), FSA,
3.6s, 12/1/14	Aaa	1,000,000	981,590
Coshocton Cnty., Env. Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	1,600,000	1,557,408
Cuyahoga Cnty., Rev. Bonds, Ser. A,
6s, 1/1/15	Aa3	4,500,000	4,984,155
OH State Env. Impt. Rev. Bonds
(USX Corp.), 5 5/8s, 5/1/29	Baa1	750,000	785,768
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College)
4.95s, 7/1/15	A+	2,500,000	2,605,975
4.85s, 7/1/14	A+	5,000,000	5,179,200
4.7s, 7/1/13	A+	5,000,000	5,136,350
OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), 5 1/2s, 10/1/22	AA-	3,000,000	3,214,650
OH State Solid Waste Mandatory Put Bonds,
4.85s, 11/1/07	BBB	6,500,000	6,536,205
OH State Wtr. Dev. Auth. Poll. Control
Fac. Mandatory Put Bonds (Cleveland
Elec.), Class A, 3 3/4s, 10/1/08	Baa2	750,000	744,743
OH State Wtr. Dev. Auth. Poll. Control
Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	6,000,000	6,214,260
OH State Wtr. Dev. Auth. Solid Waste Disp.
Rev. Bonds (Bay Shore Power Co.), Ser. A,
5 7/8s, 9/1/20	BB+/P	1,200,000	1,204,452
			39,144,756

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Oklahoma (0.5%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	$3,075,000	$3,258,116
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	760,000	797,027
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	1,700,000	1,786,802
(Home Ownership Loan), Ser. B,
5.35s, 3/1/35	Aaa	2,195,000	2,281,922
			8,123,867

Oregon (0.8%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza), 6 1/2s, 12/1/29	BB-/P	9,100,000	9,416,862
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Fam. Mtge.), Ser. B,
5 3/8s, 7/1/34	Aa2	1,960,000	2,032,971
			11,449,833

Pennsylvania (5.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev.
Bonds (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15	Ba3	6,500,000	7,722,650
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Imports), 5 1/2s, 11/1/16	Ba1	2,805,000	2,929,851
(Env. Imports), 4 3/4s, 12/1/32	Baa1	5,000,000	5,154,800
Beaver Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds (Cleveland
Elec.), 3 3/4s, 10/1/08	Baa2	2,850,000	2,833,527
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	3,840,000	3,979,507
5.1s, 1/1/12	BB/P	600,000	599,130
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	7,505,000	7,856,159
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34	BB-/P	1,700,000	1,899,274
7 1/4s, 7/1/24	BB-/P	1,725,000	1,906,953
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A+	1,500,000	1,574,565
Lebanon Cnty., Hlth. Facs. Rev. Bonds
(Pleasant View Retirement), Ser. A,
5 1/8s, 12/15/20	BB-/P	1,000,000	994,410
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), 5 3/8s,
8/15/33	Baa1	5,250,000	5,415,638
(Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	3,860,000	3,964,838

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Pennsylvania continued
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B/P	$2,400,000	$2,540,016
New Morgan, Indl. Dev. Auth. Solid Waste
Disp. Rev. Bonds (New Morgan
Landfill Co., Inc.), 6 1/2s, 4/1/19	BB-	1,750,000	1,752,975
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds
(Northhampton), Ser. B, 6 3/4s, 1/1/07	B+	15,000	15,113
(Northampton Generating), Ser. A,
6.6s, 1/1/19	B+	1,100,000	1,097,239
(Northampton Generating), Ser. A,
6 1/2s, 1/1/13	B+	3,000,000	2,999,820
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,557,105
(Philadelphia College of Osteopathic
Medicine), 5s, 12/1/13	A	1,345,000	1,392,438
(Philadelphia College of Osteopathic
Medicine), 5s, 12/1/06	A	945,000	947,986
Philadelphia, Auth. for Indl. Dev. VRDN
(Fox Chase Cancer Ctr.), 3.66s, 7/1/25	A-1+	4,000,000	4,000,000
Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Rev. Bonds
(Graduate Hlth. Syst. Oblig. Group),
7 1/4s, 7/1/18 (In default) †	Ca	4,858,731	4,859
(Jeanses Hosp. Project), 5 7/8s, 7/1/17
(Prerefunded)	Aaa	3,000,000	3,117,210
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	2,750,000	2,948,853
Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31 (Prerefunded)	AAA/P	3,060,000	3,508,535
7s, 9/1/22 (Prerefunded)	AAA/P	1,000,000	1,142,010
Washington Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds (First Mtge.
AHF/Central), 7 3/4s, 1/1/29	B/P	1,245,000	1,293,231
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s,
12/15/27 (Prerefunded)	BBB+	2,500,000	2,753,150
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	2,000,000	2,122,000
York Cnty., Indl. Dev. Auth. Rev. Bonds
(PSEG Power, LLC), Ser. A, 5 1/2s, 9/1/20	Baa1	2,000,000	2,086,060
			82,109,902

Puerto Rico (1.1%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. K, 5s, 7/1/21	BBB+	5,500,000	5,634,860
Ser. AA, 5s, 7/1/07	BBB+	1,190,000	1,199,865

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Puerto Rico continued
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	$7,400,000	$8,077,248
PR Muni. Fin. Agcy. G.O. Bonds, Ser. A,
5s, 8/1/11	BBB	2,000,000	2,068,680
			16,980,653

Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A
6 1/4s, 6/1/42	BBB	1,310,000	1,374,256
6 1/8s, 6/1/32	BBB	1,465,000	1,535,247
			2,909,503

South Carolina (3.5%)
Florence Cnty., Indl. Dev. Auth. Rev.
Bonds (Stone Container Corp.), 7 3/8s, 2/1/07	B/P	3,090,000	3,118,304
Piedmont, Muni. Elec. Pwr. Agcy. Rev.
Bonds (Prerefunded)
Ser. A, FGIC, 6 1/2s, 1/1/16	Aaa	3,080,000	3,665,508
Ser. A, FGIC, U.S. govt coll, 6 1/2s, 1/1/16	Aaa	630,000	740,048
(Unrefunded Balance 2004), Ser. A, FGIC,
6 1/2s, 1/1/16	Aaa	2,410,000	2,847,415
Richland Cnty., Rev. Bonds (Intl.
Paper Co.), Ser. A, 4 1/4s, 10/1/07	BBB	3,000,000	3,000,540
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	5,750,000	6,553,390
SC Hsg. Fin. & Dev. Auth. Mtge. Rev.
Bonds, Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	2,665,000	2,734,583
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds
(Palmetto Hlth.), Ser. C, 6s, 8/1/20	Baa1	550,000	590,849
(Palmetto Hlth.), Ser. A, 7 3/8s, 12/15/21
(Prerefunded)	BBB+/F	3,800,000	4,386,112
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34
(Prerefunded)	Baa1	2,670,000	3,057,070
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34	Baa1	330,000	364,901
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	4,450,000	4,994,102
SC Tobacco Settlement Rev. Mgt. Rev.
Bonds, Ser. B
6 3/8s, 5/15/30	BBB	9,000,000	10,127,340
6 3/8s, 5/15/28	BBB	6,000,000	6,417,720
			52,597,882

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

South Dakota (0.3%)
SD Edl. Enhancement Funding Corp. Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	$3,550,000	$3,853,880
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Sioux Valley Hosp. & Hlth. Syst.),
Ser. A, 5 1/2s, 11/1/31	A1	1,230,000	1,291,377
			5,145,257

Tennessee (1.2%)
Elizabethton, Hlth. & Edl. Fac. Board Rev.
Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33	Baa2	4,000,000	4,689,720
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds
(First Mtge. -Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33	BBB+	6,500,000	7,529,860
(Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25	BBB+	3,000,000	3,479,220
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.)
5.05s, 9/1/12	Baa2	500,000	521,210
4 1/2s, 7/1/14	Baa2	2,000,000	1,988,100
			18,208,110

Texas (6.2%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A
7s, 11/15/33	BB/P	2,500,000	2,691,425
5.9s, 11/15/25	BB/P	6,850,000	6,931,789
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev.
Bonds (American Opty-Waterford), Ser. A1,
7s, 12/1/36	Baa1	4,500,000	4,769,145
Crawford Ed. Fac. Rev. Bonds (U. St.
Thomas), 5 3/8s, 10/1/27	BBB+	3,985,000	4,114,273
Edgewood, Indpt. School Dist. Bexar Cnty.
G.O. Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	5,000,000	5,129,250
Fort Worth, Higher Ed. Fin. Corp. Rev.
Bonds (Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	1,720,000	1,737,871
Georgetown, Hlth. Fac. Dev. Corp. Rev.
Bonds (Georgetown Hlth. Care Syst.),
6 1/4s, 8/15/29 (Prerefunded)	AAA	4,100,000	4,453,379
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
Rev. Bonds (Memorial Hermann Hlth. Care
Syst.), Class A, 5 1/4s, 12/1/17	A+	1,500,000	1,582,650
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B-	2,500,000	2,651,900
(Special Fac. - Continental
Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B-	7,000,000	7,490,700
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B-	3,000,000	2,903,010

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Texas continued
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s,
2/15/28 (Prerefunded)	BBB+	$5,500,000	$5,757,125
North East Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 8/1/29	Aaa	7,150,000	7,344,337
Round Rock, Hotel Occupancy Tax Rev. Bonds
(Convention Ctr. Complex), 5.85s, 12/1/24	BBB/P	5,265,000	5,321,336
Sabine River Auth. Rev. Bonds
(TXU Electric), Ser. C, 5.2s, 5/1/28	Baa2	1,000,000	1,025,000
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	8,000,000	8,393,200
Tarrant Cnty., Cultural Ed. Fac.
Fin. Corp. Rev. Bonds (Northwest Sr. Hsg.
Edgemere), Ser. A, 5 3/4s, 11/15/16	BB-/P	775,000	811,696
Tarrant Cnty., Hlth. Fac. Dev. (TX Hlth.
Resource Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12	Aaa	4,000,000	4,348,480
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/25	Baa3	4,945,000	5,155,459
TX State Rev. Bonds, 6.2s, 9/30/11	Aa1	7,000,000	7,615,650
TX State Dept. of Hsg. & Cmnty. Affairs
Rev. Bonds (Single Fam.), Ser. B, FSA,
4 1/4s, 9/1/26	Aaa	1,970,000	1,974,157
			92,201,832

Utah (0.5%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB-	1,000,000	1,010,450
7.45s, 7/1/17	B+/P	600,000	626,400
Tooele Cnty., Harbor & Term. Dist. Port
Fac. Rev. Bonds (Union Pacific), Ser. A,
5.7s, 11/1/26	Baa2	3,000,000	3,127,620
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil), 5.05s, 11/1/17	Baa1	1,950,000	2,037,536
			6,802,006

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	990,000	1,012,859
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,465,000	1,495,487
			2,508,346

Virginia (2.4%)
Clarke Cnty., Indl. Dev. Auth. Hosp. Facs.
VRDN (Winchester Med. Ctr., Inc.), FSA,
3.67s, 1/1/30	VMIG1	1,475,000	1,475,000
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	5,250,000	5,518,643
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	3,000,000	3,185,910

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Virginia continued
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	$2,000,000	$1,939,020
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	2,500,000	2,651,800
Peninsula Ports Auth. Rev. Bonds (VA
Baptist Homes), Ser. A, 7 3/8s, 12/1/32
(Prerefunded)	B+/P	4,000,000	4,883,960
Suffolk, Redev. & Hsg. Auth. Rev. Bonds
(Beach-Oxford Apts.) ‡
6 1/4s, 10/1/33 (acquired 8/18/98,
cost $5,510,000)	BB-/P	5,510,000	5,573,806
6.1s, 4/1/26 (acquired 8/18/98,
cost $5,000,000)	BB-/P	5,000,000	5,052,350
VA State Hsg. Dev. Auth. Rev. Bonds
(Cmnwlth. Mtge.), 3.45s, 10/1/10	Aaa	4,000,000	3,889,480
Winchester, Indl. Dev. Auth. Res. Care
Fac. Rev. Bonds
(Westminster-Canterbury), Ser. A, 5.3s, 1/1/35	BB/P	1,000,000	1,006,020
(Westminster-Canterbury), Ser. A, 5.2s, 1/1/27	BB/P	300,000	301,407
			35,477,396

Washington (2.1%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	6,250,000	6,853,500
6 1/2s, 6/1/26	BBB	11,030,000	12,042,775
WA State Hsg. Fin. Comm. Rev. Bonds
(Single Fam.), Ser. 3A, GNMA Coll., FNMA
Coll., 4.15s, 12/1/25	Aaa	2,475,000	2,445,226
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	5,000,000	6,129,850
Washington Cnty., Hsg. & Redev. Auth. Rev.
Bonds (Healtheast), 5 1/2s, 11/15/27	Baa3	4,250,000	4,339,378
			31,810,729

West Virginia (0.8%)
Mason Cnty., Poll. Control FRB
(Aappalachian Pwr. Co. Project), Ser. L,
5 1/2s, 10/1/22	Baa2	3,475,000	3,551,346
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	4,525,000	4,548,485
WV State G.O. Bonds, Ser. D, FGIC,
6 1/2s, 11/1/26	Aaa	3,600,000	4,360,680
			12,460,511

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Wisconsin (1.4%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	$2,280,000	$2,522,410
6 3/8s, 6/1/32	BBB	13,250,000	14,243,220
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	2,000,000	2,045,960
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Wheaton Franciscan Svcs.),
5 1/8s, 8/15/33	A2	2,500,000	2,539,025
			21,350,615

Wyoming (0.1%)
Sweetwater Cnty., Solid Waste Disp. Rev.
Bonds (FMC Corp.), 5.6s, 12/1/35	Baa3	2,000,000	2,100,600

Total municipal bonds and notes (cost $1,403,949,469)			$1,467,881,745

PREFERRED STOCKS (1.0%)*
		Shares	Value

Charter Mac. Equity Trust 144A Ser. A,
6.625% cum. pfd.		2,000,000	$2,117,340
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A, 6.875% cum. pfd.		6,000,000	6,392,520
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. B, 7 3/4s cum. pfd.		6,000,000	6,640,200

Total preferred stocks (cost $14,000,000)			$15,150,060

CORPORATE BONDS AND NOTES (0.3%)* (cost $4,500,000)
		Principal amount	Value

GMAC Muni. Mtge. Trust 144A
sub. notes Ser. A1-1, 4.15s, 2039		$4,500,000	$4,459,342

COMMON STOCKS (—%)* (cost $9,057,280)
		Shares	Value

Tembec, Inc. (Canada) †		184,103	$213,429

TOTAL INVESTMENTS
Total investments (cost $1,431,506,749)			$1,487,704,576

* Percentages indicated are based on net assets of $1,496,132,300.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at July 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2006. Securities rated by Putnam are indicated by “/P”. Securities rated by Fitch are indicated by “/F”. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2006 was $19,922,562 or 1.3% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2006.

(F) Security is valued at fair value following procedures approved by the Trustees.

At July 31, 2006, liquid assets totaling $7,232,067 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds and Floating Rate Bonds (FRB) are the current interest rates at July 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following industry group concentrations greater than 10% at July 31, 2006 (as a percentage of net assets):

Health care 33.9%
Utilities 12.4

FUTURES CONTRACTS OUTSTANDING at 7/31/06
		Number of		Expiration	Unrealized
		contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)		574	$60,861,938	Sep-06	$(431,468)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/06
		Payments	Payments		Unrealized
Swap counterparty /	Termination	made by	received by		appreciation/
Notional amount	date	fund per annum	fund per annum		(depreciation)

Merrill Lynch Capital Services, Inc.
$37,000,000 (E)	11/22/16	4.1735%	3 month U.S. Bond
			Market Association Municipal
			Swap Index		$(358,600)

25,600,000 (E)	11/22/16	3 month USD-LIBOR-BBA	5.711%		316,416

Total					$ (42,184)

(E) See note 1 to the financial statements regarding extended effective dates. See Interest Rate Swap Contracts note regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,431,506,749)	$1,487,704,576

Cash	1,331,055

Interest and other receivables	19,855,906

Receivable for shares of the fund sold	209,288

Receivable for securities sold	542,002

Unrealized appreciation on swap contracts (Note 1)	316,416

Total assets	1,509,959,243

LIABILITIES

Payable for variation margin (Note 1)	17,938

Distributions payable to shareholders	2,369,311

Payable for securities purchased	7,232,067

Payable for shares of the fund repurchased	1,656,108

Payable for compensation of Manager (Note 2)	1,254,341

Payable for investor servicing and custodian fees (Note 2)	72,944

Payable for Trustee compensation and expenses (Note 2)	290,439

Payable for administrative services (Note 2)	2,565

Payable for distribution fees (Note 2)	388,058

Unrealized depreciation on swap contracts (Note 1)	358,600

Other accrued expenses	184,572

Total liabilities	13,826,943

Net assets	$1,496,132,300

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,636,447,515

Undistributed net investment income (Note 1)	4,754,953

Accumulated net realized loss on investments (Note 1)	(200,794,343)

Net unrealized appreciation of investments	55,724,175

Total — Representing net assets applicable to capital shares outstanding	$1,496,132,300

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,293,441,683 divided by 99,863,072 shares)	$12.95

Offering price per class A share
(100/96.25 of $12.95)*	$13.45

Net asset value and offering price per class B share
($169,789,326 divided by 13,088,063 shares)**	$12.97

Net asset value and offering price per class C share
($21,380,732 divided by 1,649,945 shares)**	$12.96

Net asset value and redemption price per class M share
($11,520,559 divided by 889,512 shares)	$12.95

Offering price per class M share
(100/96.75 of $12.95)***	$13.39

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations 7/31/06

INTEREST INCOME	$ 86,618,917

EXPENSES

Compensation of Manager (Note 2)	7,823,476

Investor servicing fees (Note 2)	876,144

Custodian fees (Note 2)	181,530

Trustee compensation and expenses (Note 2)	65,172

Administrative services (Note 2)	38,202

Distribution fees — Class A (Note 2)	2,897,912

Distribution fees — Class B (Note 2)	1,746,418

Distribution fees — Class C (Note 2)	221,010

Distribution fees — Class M (Note 2)	59,466

Other	381,125

Non-recurring costs (Notes 2 and 5)	9,371

Costs assumed by Manager (Notes 2 and 5)	(9,371)

Fees waived and reimbursed by Manager (Note 2)	(8,082)

Total expenses	14,282,373

Expense reduction (Note 2)	(175,338)

Net expenses	14,107,035

Net investment income	72,511,882

Net realized gain on investments (Notes 1 and 3)	6,099,575

Net realized gain on futures contracts (Note 1)	4,540,413

Net realized loss on swap contracts (Note 1)	(352,624)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the year	(19,390,182)

Net loss on investments	(9,102,818)

Net increase in net assets resulting from operations	$ 63,409,064

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	7/31/06	7/31/05

Operations:
Net investment income	$ 72,511,882	$ 57,574,491

Net realized gain on investments	10,287,364	551,940

Net unrealized appreciation (depreciation) of investments	(19,390,182)	50,673,935

Net increase in net assets resulting from operations	63,409,064	108,800,366

Distributions to shareholders: (Note 1)

From ordinary income

Class A	(277,685)	(74,319)

Class B	(44,872)	(16,588)

Class C	(4,600)	(1,051)

Class M	(2,499)	(620)

From tax-exempt income

Class A	(61,557,412)	(47,169,364)

Class B	(8,252,507)	(8,358,222)

Class C	(853,874)	(596,409)

Class M	(518,992)	(396,360)

Redemption fees (Note 1)	4	179

Increase (decrease) from capital share transactions (Note 4)	(149,567,041)	604,463,774

Total increase (decrease) in net assets	(157,670,414)	656,651,386

NET ASSETS

Beginning of year	1,653,802,714	997,151,328

End of year (including undistributed net investment
income of $4,754,953 and $3,485,922, respectively)	$1,496,132,300	$1,653,802,714

The accompanying notes are an integral part of these financial statements.

F inancial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
July 31, 2006	$13.02	.62(c)	(.09)	.53	(.60)	(.60)	—(d)	$12.95	4.21	$1,293,442	.82(c)	4.73(c)	16.97
July 31, 2005	12.46	.60(c)	.57	1.17	(.61)	(.61)	—(d)	13.02	9.59	1,375,968	.85(c)	4.77(c)	21.33
July 31, 2004	12.31	.68(c)	.15	.83	(.68)	(.68)	—	12.46	6.87	798,737	.92(c)	5.43(c)	18.25
July 31, 2003	12.88	.74	(.57)	.17	(.74)	(.74)	—	12.31	1.34	1,000,769.91		5.83	28.90
July 31, 2002	13.39	.83	(.52)	.31	(.82)	(.82)	—	12.88	2.38	1,115,695.90		6.31	19.87

CLASS B
July 31, 2006	$13.04	.53(c)	(.08)	.45	(.52)	(.52)	—(d)	$12.97	3.60	$169,789	1.45(c)	4.09(c)	16.97
July 31, 2005	12.48	.52(c)	.57	1.09	(.53)	(.53)	—(d)	13.04	8.82	242,213	1.49(c)	4.15(c)	21.33
July 31, 2004	12.33	.60(c)	.15	.75	(.60)	(.60)	—	12.48	6.16	180,830	1.57(c)	4.78(c)	18.25
July 31, 2003	12.90	.67	(.57)	.10	(.67)	(.67)	—	12.33	.82	222,970	1.43	5.32	28.90
July 31, 2002	13.41	.76	(.52)	.24	(.75)	(.75)	—	12.90	1.88	281,825	1.40	5.83	19.87

CLASS C
July 31, 2006	$13.02	.51(c)	(.07)	.44	(.50)	(.50)	—(d)	$12.96	3.44	$21,381	1.60(c)	3.95(c)	16.97
July 31, 2005	12.47	.50(c)	.56	1.06	(.51)	(.51)	—(d)	13.02	8.64	23,054	1.64(c)	3.97(c)	21.33
July 31, 2004	12.31	.58(c)	.16	.74	(.58)	(.58)	—	12.47	6.11	10,600	1.72(c)	4.64(c)	18.25
July 31, 2003	12.89	.64	(.58)	.06	(.64)	(.64)	—	12.31	.45	12,028	1.71	5.02	28.90
July 31, 2002	13.39	.72	(.51)	.21	(.71)	(.71)	—	12.89	1.64	11,002	1.70	5.46	19.87

CLASS M
July 31, 2006	$13.01	.58(c)	(.07)	.51	(.57)	(.57)	—(d)	$12.95	3.97	$11,521	1.10(c)	4.45(c)	16.97
July 31, 2005	12.46	.56(c)	.56	1.12	(.57)	(.57)	—(d)	13.01	9.17	12,567	1.14(c)	4.47(c)	21.33
July 31, 2004	12.31	.64(c)	.15	.79	(.64)	(.64)	—	12.46	6.56	6,985	1.22(c)	5.13(c)	18.25
July 31, 2003	12.89	.70	(.58)	.12	(.70)	(.70)	—	12.31	.96	10,429	1.21	5.54	28.90
July 31, 2002	13.39	.79	(.51)	.28	(.78)	(.78)	—	12.89	2.16	11,706	1.20	6.00	19.87

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	7/31/06	7/31/05	7/31/04

Class A	<0.01%	0.02%	0.02%

Class B	<0.01	0.02	0.02

Class C	<0.01	0.02	0.02

Class M	<0.01	0.02	0.02

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

62/ 63

Notes to financial statements 7/31/06

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”) , a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in a combination of investment-grade tax-exempt securities and high-yielding, lower rated tax-exempt securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. The redemption fees discussed above will be replaced, effective October 2, 2006 by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax underSection 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $195,588,909 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$34,691,361	July 31, 2007

8,579,409	July 31, 2008

1,682,906	July 31, 2009

1,466,587	July 31, 2010

24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, market discount, straddle loss deferrals, amortization and accretion and income from partnerships. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2006, the fund reclassified $269,590 to increase undistributed net investment income and $21,261,190 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $20,991,600.

The tax basis components of distributable earnings and the federal tax cost as of year end July 31, 2006 were as follows:

Unrealized appreciation	$ 76,113,934
Unrealized depreciation	(19,275,098)
———————————————
Net unrealized appreciation	56,838,836
Undistributed tax-exempt income	7,074,088
Undistributed ordinary income	533,473
Capital loss carryforward	(195,588,909)
Cost for federal income
tax purposes	$1,430,865,740

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly owned subsidiary of Putnam, LLC, is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the maverage annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2006, Putnam Management waived $8,082 of its management fee from the fund.

For the year ended July 31, 2006 Putnam Management has assumed $9,371 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2006, the fund incurred $1,057,674 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended July 31, 2006, the fund’s expenses were reduced by $175,338 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $538, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $45,866 and $446 from the sale of class A and class M shares, respectively, and received $214,363 and $854 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received $13,661 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $257,188,629 and $400,101,408, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/06:
Shares sold	6,561,827	$ 84,910,461

Shares issued
in connection
with reinvestment
of distributions	3,088,034	39,968,724

	9,649,861	124,879,185

Shares
repurchased	(15,506,541)	(200,691,184)

Net decrease	(5,856,680)	$ (75,811,999)

Year ended 7/31/05:
Shares sold	4,259,053	$ 54,824,395

Shares issued
in connection
with reinvestment
of distributions	2,273,909	29,205,889

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	47,117,436	605,015,571

	53,650,398	689,045,855

Shares
repurchased	(12,016,260)	(154,170,794)

Net increase	41,634,138	$ 534,875,061

CLASS B	Shares	Amount

Year ended 7/31/06:
Shares sold	382,457	$ 4,651,310

Shares issued
in connection
with reinvestment
of distributions	325,229	4,525,182

	707,686	9,176,492

Shares
repurchased	(6,200,211)	(80,385,967)

Net decrease	(5,492,525)	$(71,209,475)

Year ended 7/31/05:
Shares sold	575,057	$ 7,388,118

Shares issued
in connection
with reinvestment
of distributions	333,823	4,291,536

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	7,626,046	98,078,397

	8,534,926	109,758,051

Shares
repurchased	(4,439,932)	(57,190,515)

Net increase	4,094,994	$ 52,567,536

CLASS C	Shares	Amount

Year ended 7/31/06:
Shares sold	219,278	$ 2,880,196

Shares issued
in connection
with reinvestment
of distributions	37,066	439,711

	256,344	3,319,907

Shares
repurchased	(376,791)	(4,880,043)

Net decrease	(120,447)	$ (1,560,136)

Year ended 7/31/05:
Shares sold	156,335	$ 2,006,699

Shares issued
in connection
with reinvestment
of distributions	25,988	334,107

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	953,897	12,255,182

	1,136,220	14,595,988

Shares
repurchased	(215,870)	(2,776,372)

Net increase	920,350	$11,819,616

CLASS M	Shares	Amount

Year ended 7/31/06:
Shares sold	50,583	$654,202

Shares issued
in connection
with reinvestment
of distributions	28,964	374,873

	79,547	1,029,075

Shares
repurchased	(155,671)	(2,014,506)

Net decrease	(76,124)	$(985,431)

Year ended 7/31/05:
Shares sold	25,253	$326,460

Shares issued
in connection
with reinvestment
of distributions	19,829	254,824

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	535,178	6,871,615

	580,260	7,452,899

Shares
repurchased	(175,074)	(2,251,338)

Net increase	405,186	$ 5,201,561

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: Acquisition of Putnam Municipal Income Fund

On March 18, 2005, the fund issued 47,117,436; 7,626,046; 953,897; and 535,178 class A, class B, class C and class M shares, respectively, in exchange for 69,692,992; 11,303,507; 1,410,792; and 791,929 class A, class B, class C and class M shares of Putnam Municipal Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Municipal Income Fund on March 18, 2005, valuation date, were $965,410,122 and $722,220,765 respectively. On March 18, 2005, Putnam Municipal Income Fund had distributions in excess of net investment income of $114,175, accumulated net realized loss of $57,858,443 and unrealized appreciation of $28,646,579. The aggregate net assets of the fund immediately following the acquisition were $1,687,630,887.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Tax-Free High Yield Fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information
(Unaudited)

The fund has designated 99.54% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding) She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	W. Thomas Stephens	Vice President and
Management, LLC	Richard B. Worley	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	Charles A. Ruys de Perez
	George Putnam, III	Vice President and
Marketing Services	President	Chief Compliance Officer
Putnam Retail Management
One Post Office Square	Charles E. Porter	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Associate Treasurer,	BSA Compliance Officer
Custodian	Compliance Liaison and
Putnam Fiduciary	Principal Executive Officer	Judith Cohen
Trust Company		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Senior Vice President
Ropes & Gray LLP	and Treasurer	Wanda M. McManus
Vice President, Senior Associate
Independent Registered	Steven D. Krichmar	Treasurer and Assistant Clerk
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer and
John A. Hill, Chairman	Assistant Treasurer and	Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer
Vice Chairman
Charles B. Curtis	Beth S. Mazor
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President
Robert E. Patterson
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN042 236672 9/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2006	$79,554*	$404	$7,501	$ -
July 31, 2005	$64,546*	$5,500**	$7,040	$906

* Includes fees of $898 and $25 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2006 and July 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

** Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended July 31, 2006 and July 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $277,576 and $208,775 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2006	$ -	$ 153,160	$ -	$ -
July
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tax Free Income Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter

Charles E. Porter
Principal Executive Officer

Date: September 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2006